UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Insys Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[DRAFT PRELIMINARY PROXY MATERIALS DATED APRIL 3, 2014; SUBJECT TO COMPLETION]

PROXY MATERIALS

444 S. Ellis, Chandler, AZ 85224

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

To Be Held [May 6], 2014

TO THE STOCKHOLDERS OF INSYS THERAPEUTICS, INC.:

You are cordially invited to attend the 2014 annual meeting of stockholders of Insys Therapeutics, Inc. (the “Company,” “we,” “our,” “us” or “Insys Therapeutics”) to be held at 11:00 a.m., local time on [May 6], 2014, at Scottsdale Plaza Resort, 7200 N. Scottsdale Rd., Scottsdale, AZ 85253 for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect two Class I directors nominated by our board of directors.

2.	To ratify the selection by our Audit Committee of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

3.	To approve the adoption of the Stockholder Rights Plan attached hereto as Appendix A.

4.	To approve an amendment to the Company’s certificate of incorporation to increase the authorized shares of common stock from 50,000,000 to 100,000,000.

5.	To approve an amendment to the Company’s certificate of incorporation to establish a par value for the Company’s common stock of $0.01 per share.

6.	To transact such other and further business, if any, as lawfully may be brought before the meeting.

The record date for the determination of the stockholders entitled to vote at the meeting or at any adjournment thereof is the close of business on [April 8], 2014.  A list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, at the location of the meeting on and during ordinary business hours for 10 days prior to the meeting at our principal offices located at 444 S. Ellis, Chandler, AZ 85224.

As outlined in the proxy statement, the Board of Directors recommends that you vote “FOR” each of the nominees nominated by our board of directors under Proposal 1 and “FOR” Proposals 2, 3, 4 and 5.  Please refer to the proxy statement for detailed information on each of the proposals.

By Order of the Board of Directors

Michael L. Babich
Chief Executive Officer

April [ ], 2014

It is important that your shares be represented at the meeting regardless of the number of shares you hold.  Whether or not you expect to attend the meeting in person, please complete, date, sign and return the accompanying proxy in the enclosed envelope to ensure the presence of a quorum at the meeting.  Even if you have voted by proxy, and you attend the meeting, you may, if you prefer, revoke your proxy and vote your shares in person.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you will not be permitted to vote in person at the meeting unless you first obtain a legal proxy issued in your name from the record holder.

This Proxy Statement is dated April [ ], 2014 and was first mailed to stockholders of Insys Therapeutics, Inc. on or about April [ ], 2014. This proxy statement contains information on matters to be voted upon at the annual meeting or any adjournments of that meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on [May 6], 2014.

The proxy statement and 2013 annual report to stockholders are available in the Investor Relations section of our website at http://www.insysrx.com.

INSYS THERAPEUTICS, INC.

444 S Ellis, Chandler, AZ 85224

PROXY STATEMENT

For the Annual Meeting of Stockholders

To Be Held [May 6], 2014

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why have I received these materials?

This proxy statement and the enclosed proxy card were sent to you because our Board of Directors (“Board”) is soliciting your proxy to vote at the annual meeting of stockholders to be held on [May 6], 2014.  You are cordially invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.  We intend to mail this proxy statement and accompanying proxy card and the 2013 annual report on or about April [ ], 2014 to all stockholders entitled to vote at the annual meeting.

Who is entitled to vote at the Annual Meeting?

Stockholders of record as of the close of business on [April 8], 2014 will be entitled to vote at the annual meeting.  On [April 8], 2014, there were [ ] shares of common stock outstanding and entitled to vote.  On each matter, the holders of the common stock will be entitled to one vote for each share of common stock held as of the record date. There is no cumulative voting with respect to the election of directors.

Stockholder of Record: Shares Registered in Your Name.  If on [April 8], 2014 you were a “record” stockholder of common stock (that is, if you held common stock in your own name in the stock records maintained by our transfer agent, Computershare Investor Services, LLC (“Computershare”)), you may vote in person at the annual meeting or by proxy.  Whether or not you intend to attend the annual meeting, we encourage you to complete and sign the accompanying proxy card and mail it to Insys Therapeutics to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.  If on [April 8], 2014, you were the beneficial owner of shares of common stock held in “street name” (that is, you held your common stock through a broker or other nominee) then these materials are being forwarded to you by the broker or other nominee.  You may direct your broker or other nominee how to vote your shares of common stock.  However, you will have to obtain a proxy form from the institution that holds your shares and follow the voting instructions on the form.  If you wish to attend the annual meeting and vote in person, you may not do so unless you first obtain a legal proxy issued in your name from your broker or other nominee.

What am I voting on?

There are five matters scheduled for a vote:

1.	To elect the two Class I directors nominated by our Board.

2.	To ratify the selection by our Audit Committee of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

3.	To approve the adoption of the Stockholder Rights Plan attached hereto as Appendix A.

4.	To approve an amendment to the Company’s certificate of incorporation to increase the authorized shares of common stock from 50,000,000 to 100,000,000.

5.	To approve an amendment to the Company’s certificate of incorporation to establish a par value for the Company’s common stock of $0.01 per share.

How do I vote?

You may either vote “FOR” or “WITHHOLD” for any or all of the Company’s nominees for Director.  You may vote “FOR” or “AGAINST” or “ABSTAIN” from voting to ratify the Company’s selection of BDO USA, LLP as its independent registered public accounting firm, and on the voting to approve the three remaining proposals.

Stockholder of Record: Shares Registered in Your Name.  If you are a stockholder of record, you may vote in person at the annual meeting, or you may vote by proxy using the enclosed proxy card. You may also vote over the Internet at www.investorvote.com/INSY or vote by telephone at 1-800-652-8683. Please see the proxy card for voting instructions.

Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the annual meeting and vote in person if you have already voted by proxy.

●	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

●

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank.  If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received an instruction card and voting instructions with these proxy materials from that organization rather than from Insys Therapeutics.  In order to vote, complete and mail the instruction card received from your broker or bank to ensure that your vote is counted.  Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank or such other applicable agent.  To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker, bank, or other agent included with these proxy materials, or contact your broker, bank, or such other agent to request a proxy form.

How many votes do I have?

Each share of common stock is entitled to one vote with respect to each matter to be voted on at the annual meeting.

What constitutes a quorum for purposes of the annual meeting?

A quorum of stockholders is necessary to hold a valid meeting.  The presence at the annual meeting in person or by proxy of the holders of a majority of the voting power of all outstanding shares of common stock entitled to vote, or [ ] votes, shall constitute a quorum for the transaction of business at the meeting.  Proxies marked as abstaining or containing broker non-votes on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.  If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How does the Board recommend that I vote my shares?

The Board’s recommendation is set forth together with the description of each item in this proxy statement.  In summary, the Board recommends a vote:

1.	FOR the election of the two Class I directors nominated by our Board;

2.	FOR the ratification of the selection by our Audit Committee of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.	FOR the approval of the adoption of the Stockholder Rights Plan attached hereto as Appendix A;

4.	FOR the approval of an amendment to the Company’s certificate of incorporation to increase the authorized shares of common stock from 50,000,000 to 100,000,000; and

5.	FOR the approval of an amendment to the Company’s certificate of incorporation to establish a par value for the Company’s common stock of $0.01 per share.

With respect to any other matter that properly comes before the annual meeting, the proxies will vote as recommended by the Board or, if no recommendation is given, in their own discretion.  As of the date of this proxy statement, the Board had no knowledge of any business other than that described herein that would be presented for consideration at the annual meeting.

What if I return a proxy card but do not make specific choices?

Stockholders of Record:  Shares Registered in your Name.  If you are the stockholder of record and return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of the two Class I nominees for director nominated by our Board, and “FOR” the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; “FOR” the approval of the Stockholders Rights Plan; “FOR” the approval of an amendment to the Company’s certificate of incorporation to increase the number of authorized shares; and “FOR” the approval of an amendment to the Company’s certificate of incorporation to establish a par value for the Company’s common stock.  If any other matter is properly presented at the annual meeting, your proxy (the individual named on your proxy card) will vote your shares using his best judgment.

Beneficial Owner:  Shares Registered in the Name of a Broker or Bank.  If you are the beneficial owner, but not the stockholder of record, and return a signed and dated proxy card without marking any voting selections, your shares may not be voted by your nominee for the election of any of the two Class I nominees for director, or Proposals 3, 4 and 5, as these proposals are considered “non-routine”.  In such case, your vote will be considered a “broker non-vote.”  However, your shares may be voted by your nominee for the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

How many votes are needed to approve each proposal?

Proposal 1.  The election of directors will be determined by a plurality of the votes cast at the annual meeting by shares represented in person or by proxy and entitled to vote for the election of directors.  A plurality means the highest number of “FOR” votes.  Therefore, the two nominees receiving the most proper “FOR” votes will be elected.  Abstentions and broker non-votes will have no effect on the outcome.

Proposal 2.  The ratification of the selection by our Audit Committee of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 requires the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the proposal. Abstentions will have the effect of a vote against the proposal and broker non-votes will have no effect on the outcome of this proposal.

Proposal 3.  The approval of the adoption of the Stockholder Rights Plan requires the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the proposal. Abstentions will have the effect of a vote against the proposal and broker non-votes will have no effect on the outcome of this proposal.

Proposal 4.  The approval of an amendment to the Company’s certificate of incorporation to increase the authorized shares of common stock from 50,000,000 to 100,000,000 requires the affirmative vote of the outstanding shares of common stock entitled to vote. Abstentions and broker non-votes will have the effect of a vote against the proposal.

Proposal 5.  The approval of an amendment to the Company’s certificate of incorporation to establish a par value for the Company’s common stock of $0.01 per share requires the affirmative vote of the outstanding shares of common stock entitled to vote. Abstentions and broker non-votes will have the effect of a vote against the proposal.

Can I revoke or change my vote after I return my proxy card?

Yes.  For stockholders of record, any time after you have submitted a proxy card and before the proxy card is exercised, you may revoke or change your vote in one of three ways:

●	You may submit a written notice of revocation to Insys Therapeutics’s Corporate Secretary at 444 S. Ellis, Chandler, AZ 85224.

●	You may submit a proxy bearing a later date.

●	You may attend the annual meeting and vote in person. Attendance at the meeting will not, by itself, revoke a proxy.

For beneficial owners, you will need to revoke or resubmit your voting instructions through your nominee and in accordance with its procedures.  In order to attend the annual meeting and vote in person, you will need to obtain a legal proxy from your nominee, the stockholder of record.

Who will bear the expense of soliciting proxies in connection with this proxy statement?

Insys Therapeutics will bear the cost of soliciting proxies in the form enclosed.  In addition to the solicitation by mail, proxies may be solicited personally or by telephone, facsimile, online posting or electronic transmission by our employees.  Our employees will not receive any additional compensation for participating in proxy solicitation.  We may reimburse brokers holding common stock in their names or in the names of their nominees for their expenses in sending proxy materials to the beneficial owners of such common stock.

Is there any information that I should know about future annual meetings?

If any stockholder would like to make a proposal at our 2015 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) we must receive it no later than December 19, 2014 in order that it may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

If any stockholder intends to nominate a director or submit a proposal at the 2015 annual meeting of stockholders without inclusion of such proposal in our proxy materials, we must receive notice of such proposal no earlier than [January 6], 2015 and no later than the close of business on [February 5], 2015. Any notice received prior to [January 6], 2015 or after [February 5], 2015 is untimely. We reserve that right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Proposals should be addressed to our Corporate Secretary at 444 S. Ellis, Chandler, AZ 85224.

What does it mean if I receive more than one proxy?

If you receive more than one proxy, it means you have multiple accounts with brokers and/or our transfer agent.  Please vote all of these shares.  We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address.  Our transfer agent is Computershare. Computershare’s address and telephone are as follows, address: 211 Quality Circle, Suite 210, College Station, TX 77845; telephone number: (800) 964-4284.

PROPOSALS

PROPOSAL 1.  ELECTION OF DIRECTORS

Our Board consists of seven members and is structured in three classes that are elected in staggered years for a term of three years. For this annual meeting two Class I directors will be elected. The Board has nominated Steven J. Meyer and Brian Tambi as the two Class I candidates for election at the annual meeting and recommends that stockholders vote “FOR” the election of these director nominees.  Each of these nominees are currently directors.  If elected at the annual meeting, each of these nominees would serve until the 2017 annual meeting and until his or her successor is elected and has qualified, or until the director’s death, resignation or removal.   In the unanticipated event that one or more of such nominees becomes unavailable as a candidate for director, the persons named in the accompanying proxy will vote for another candidate nominated by the Board.  Each person nominated for election has agreed to serve if elected and we have no reason to believe that any nominee will be unable to serve.

For more information, including biographical information, regarding these two nominees or the other members of our Board or information regarding our Board structure see the section entitled “Corporate Governance and Related Matters” elsewhere in this proxy statement.

Required Vote and Board Recommendation

Directors are elected by a plurality of the votes properly cast in person or by proxy. The two nominees receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will have no effect on the outcome.

The Board of Directors recommends a vote “FOR” each of the above-named director nominees in Proposal 1.

 PROPOSAL 2.  RATIFICATION OF THE SELECTION OF BDO USA LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014

The Board is seeking stockholder ratification of the Audit Committee’s selection of BDO USA, LLP (“BDO”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2014. As a result of the Audit Committee’s review and consideration and following careful deliberation, the Audit Committee has re-appointed BDO as the Company’s independent registered public accounting firm and as auditors of the Company’s consolidated financial statements for 2014. BDO has served as the Company’s independent registered public accounting firm since its appointment in July 2007.

In the event of a negative vote on such ratification by the Company’s stockholders, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders. Representatives of BDO are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Audit Fees

We have paid fees to BDO for the following professional services that they have provided to us as of, and for the years ended, December 31, 2013 and 2012:

(i)	the audit of our consolidated financial statements, as included in our Annual Reports on Form 10-K filed with the SEC;

(ii)	the reviews of our condensed consolidated interim financial statements, as filed on Forms 10-Q with the SEC; and

(iii)	reviews of other statutory and regulatory filings, such as registration statements on Forms S-1 or S-8.

Aggregate fees, including out-of-pocket expenses, for the above-listed professional services rendered by BDO during 2013 and 2012 were $414,633 and $87,680, respectively.

Audit-Related Fees

There were no audit-related fees paid to BDO during the years ended December 31, 2013 and 2012.

Tax Fees

There were no fees, including out-of-pocket expenses, for professional services rendered by BDO in connection with tax compliance, tax advice and corporate tax planning for the years ended December 31, 2013 and 2012.

All Other Fees

There were no additional fees paid to BDO during the years ended December 31, 2013 and 2012.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has considered whether the provision of services covered in the preceding paragraphs is compatible with maintaining independence of our registered public accounting firm.  At their regularly scheduled and special meetings, the Audit Committee considers and pre-approves any audit and non-audit services to be performed for us by our independent registered public accounting firm.  For 2013, the Audit Committee pre-approved all of the audit and non-audit services that were performed by BDO.

 Required Vote and Board Recommendation

Approval of the ratification of BDO USA, LLP requires the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the proposal. Abstentions will have the effect of a vote against the proposal and broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors unanimously recommends that you vote “FOR” PROPOSAL 2

REGARDING the ratification of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

PROPOSAL 3.   APPROVAL OF STOCKHOLDER RIGHTS PLAN

The Board has determined to ask the stockholders at the annual meeting for authorization to adopt and implement a stockholder rights plan, commonly referred to as a “poison pill,” to provide for the issuance of certain rights to the holders of shares of common stock of the Company within certain parameters (the “Rights Plan”). The Board has adopted and authorized the implementation of the Rights Plan contingent upon receipt of stockholder approval. Set forth below is a summary of the principal terms and conditions of the Rights Plan.

Neither our bylaws nor our other governing documents or law require stockholder authorization or approval of the Rights Plan or any similar arrangement. However, the Board has elected to request stockholder authorization to adopt the Rights Plan as a matter of good corporate governance practice, consistent with the 2013 U.S. Proxy Voting Summary Guidelines issued by Institutional Shareholder Services, Inc. The Board may, however, determine to adopt the Rights Plan even if this Proposal is not approved by the Company’s stockholders.

Description of Proposal

The Rights Plan is designed to protect the stockholders of the Company from coercive or otherwise unfair proposals to take over the Company by imposing a significant penalty on any person acquiring 20% or more of our outstanding common stock. As described in more detail below, the Rights Plan generally provides that upon the acquisition of common stock by any person or group (other than certain exempt persons) resulting in the person or group beneficially owning 20% or more of the our outstanding common stock, the holders of our common stock other than such person or group will have the right to acquire additional shares of the Company’s common stock or the common stock of the acquirer at a favorable price. The result will be significant dilution of the 20% holder. The Rights Plan should not interfere with any merger or other business combination approved by our Board, because the Board may amend the Rights Plan or redeem the Rights (as defined below) for a nominal amount prior to a person or group becoming an Acquiring Person (as defined below).

The terms of the Rights Plan will provide for a dividend distribution of the right to purchase one one-hundredth of one share of our newly designated Series A Junior Participating Preferred Stock, par value $0.001 per share (a “Right”) for each share of our common stock outstanding. The dividend will be payable on a date established by the Board to the stockholders of record on that date. Each Right will entitle the registered holder to purchase from the Company one one-hundredth of a share of preferred stock (each, a “Preferred Share” and collectively, the “Preferred Shares”) at a price to be determined by the Board at the time it adopts the Rights Plan (the “Purchase Price”), subject to certain adjustments. Each one one-hundredth of a Preferred Share will have designations, powers, privileges, preferences, rights, qualifications, limitations and restrictions that will be designed to make it the economic equivalent of one share of our common stock.

The Rights will not become exercisable until the earlier to occur of the close of business on (i) the tenth calendar day following acquisition by any person, entity or group of affiliated or associated persons of beneficial ownership of 20% or more of our outstanding shares of common stock (an “Acquiring Person”) or (ii) the tenth business day (or such later date as may be determined by action of the Board prior to such time as any person or entity becomes an Acquiring Person) following the date of commencement of, or the first announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in any person or entity or group of persons or entities acting in concert becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”). Until the Distribution Date, the Rights will be transferable with and only with shares of our common stock. The Rights will expire ten years after adoption of the Rights Plan unless the Rights are earlier redeemed or exchanged by the Company.

The Purchase Price payable, and the number of Preferred Shares or other securities or other property issuable upon exercise of the Rights will be subject to adjustment from time to time to prevent dilution in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares. The exercise of Rights to purchase Preferred Shares will at all times be subject to the availability of a sufficient number of authorized but unissued Preferred Shares.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of the number of one one-hundredths of a Preferred Share issuable upon the exercise of one Right, which may, at the Company’s election, be evidenced by depositary receipts), and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of shares of our common stock or a stock dividend on shares of our common stock payable in shares of our common stock or subdivisions, consolidation or combinations of our common stock occurring, in any case, prior to the Distribution Date.

Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment equal to the greater of $1.00 per share or 100 times the aggregate per share price of all cash and non-cash dividends declared per share of common stock. In the event of liquidation, the holders of the Preferred Shares would be entitled to a minimum preferential liquidation payment of $100 per share plus an amount equal to accrued and unpaid dividends and distributions thereon, provided that the Preferred Shares would be entitled to receive an aggregate amount per share equal to 100 times the aggregate amount to be distributed per share to holders of common stock. Each Preferred Share will have 100 votes, voting together with the common stock. Finally, in the event of any merger, consolidation or other transaction in which shares of common stock are exchanged, each Preferred Share will be entitled to receive 100 times the amount of consideration received per share of common stock. These rights will be protected by customary anti-dilution provisions. Because of the nature of the Preferred Shares’ dividend and liquidation rights, the value of one one-hundredth of a Preferred Share should approximate the value of one share of common stock. The Preferred Shares would rank junior to any other series of our preferred stock.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision will be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person and its associates and affiliates (which will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of our common stock having a market value of two times the exercise price of the Right. This right will commence on the date of public announcement that a person has become an Acquiring Person.

In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold to an Acquiring Person, its affiliates or associates or certain other persons in which such persons have an interest, proper provision will be made so that each such holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

The Rights Plan will contain certain exceptions to the characterization of a person or group as an “Acquiring Person.” That term shall not be deemed to include (i) the Company, (ii) any subsidiary of the Company, (iii) any employee benefit or compensation plan of the Company or any subsidiary of the Company, (iv) any person or entity holding shares of common stock for or pursuant to the terms of any such employee benefit or compensation plan of the Company or any subsidiary of the Company, (v) John N. Kapoor, Ph.D. and his “Affiliates” and “Associates,” as such terms are defined in Rule 12b-2 of the Exchange Act or (vi) any beneficial owner of less than 25% of the common stock then outstanding who (a) is entitled to file and files a statement on Schedule 13G under the Exchange Act, and (b) has not reported and is not required to report such ownership on Schedule 13D under the Exchange Act. In addition, except under limited circumstances, no person or entity shall become an Acquiring Person as the result of the acquisition of shares of common stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such person or entity to 20% or more of the shares of common stock then outstanding.

At any time after any person becomes an Acquiring Person and prior to the acquisition by such Acquiring Person of 50% or more of the outstanding shares of the Company’s common stock, our Board of Directors may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one share of common stock per Right (or, at the Company’s election, the Company may issue cash, property stock or other securities of the Company with a value equal to such common stock), subject to adjustment.

At any time prior to the earliest of (i) the time a person becomes an Acquiring Person or (ii) the final expiration date of the rights, our Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). Following the expiration of the above periods, the Rights become nonredeemable. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

The terms of the Rights will provide that they may be amended by the Company’s Board without the consent of the holders of the Rights, except that from and after such time as any person becomes an Acquiring Person, no such amendment may adversely affect the interests of the holders of the Rights, excluding the interests of an Acquiring Person. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

The Rights will have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by our Board. The Rights should not interfere with any merger or other business combination that is in the best interests of our stockholders and is approved by our Board because the Rights may be amended to permit such acquisition or may be redeemed by us at $0.001 per Right prior to the earliest of (i) the time a person becomes an Acquiring Person or (ii) the final expiration date of the rights.

This summary is qualified in its entirety by reference to the complete text of the Rights Agreement, to be entered into with Computershare as the rights agent (the “Rights Agreement”), and the Certificate of Designations to be filed with the Secretary of State of the State of Delaware, which sets forth the rights, preferences and obligations of the Preferred Shares (the “Certificate”). Stockholders are urged to read the Rights Agreement and the Certificate in their entirety, which are appended to this proxy statement as Appendix A and Appendix B, respectively.

If our Board determines to proceed with the implementation of the Rights Plan, we will file or incorporate by reference a copy of the Rights Agreement and the Certificate with the Securities and Exchange Commission (the “SEC”) as an exhibit to a Current Report on Form 8-K and/or other SEC filing, as appropriate.

Certain Protections Afforded to Stockholders by Delaware Law and our Certificate of Incorporation and Bylaws

Delaware Law

We are subject to Section 203 of the Delaware General Corporation Law, which regulates acquisitions of some Delaware corporations. In general, Section 203 prohibits, with some exceptions, a publicly held Delaware corporation from engaging in a business combination with an interested stockholder for a period of three years following the date the person becomes an interested stockholder, unless:

•	prior to such time the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•

upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•

at or subsequent to such time the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

Section 203 defines a “business combination” to include:

•	any merger or consolidation involving us and the interested stockholder;

•	any sale, transfer, pledge or other disposition involving the interested stockholder of 10% or more of our assets;

•	subject to exceptions, any transaction that results in the issuance or transfer by us of any of our stock to the interested stockholder;

•	subject to exceptions, any transaction involving the corporation that has the effect of increasing the proportionate share of our stock owned by the interested stock holders; or

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through us.

In general, Section 203 defines an “interested stockholder” as any entity or person beneficially owning 15% or more of our outstanding voting stock and any entity or person affiliated with or controlling or controlled by the entity or person.

Certificate of Incorporation and Bylaws Provisions

Our certificate of incorporation and bylaws include a number of provisions that may have the effect of deterring hostile takeovers or delaying or preventing changes in control or management of us. These provisions of our certificate of incorporation and bylaws could discourage potential acquisition proposals and could delay or prevent a change in control or management of the Company.

Effect of Approving the Adoption of a Stockholder Rights Plan

Approval of this Proposal is intended to give our Board a meaningful opportunity to negotiate with third parties and take other steps in response to unsolicited acquisition proposals and other tactics, including market accumulation programs, designed to interfere with the Company’s strategic business plans or to force a restructuring, liquidation or sale of our company that may not be in the best interests of the Company, our stockholders or other constituents.

Our Board is mindful of critics of stockholder rights plans who assert, among other things, that such plans are used to repel takeover attempts and entrench management, which adversely affects stockholder value. Our current Board believes, however, based on its collective experience and the advice of outside experts, that a stockholder rights plan will protect the rights of stockholders for the reasons described above and that such a plan will not interfere with our Board’s continuing fiduciary obligation to consider in good faith any proposal to acquire the Company and to redeem the Rights under appropriate circumstances. The Rights Plan will provide a means for our Board to fulfill its fiduciary duty by encouraging a bidder to negotiate with the Board, and by providing the Board with a greater opportunity to carefully and thoroughly evaluate any proposal to acquire the Company, which will strengthen the Board’s bargaining position with any such bidder. A bidder seeking to persuade the Board to redeem the Rights under the Rights Plan, as described above, may propose a higher takeover price, may make an offer for all shares rather than a partial offer, or may offer better takeover terms than would be proposed if the Rights Plan were not in place.

Required Vote and Board Recommendation

Approval of the Rights Plan requires the affirmative vote of the holders of at least a majority of the Company’s common stock who are voting on this proposal in person or by proxy and entitled to vote at the annual meeting. Abstentions will have the effect of a vote against the proposal and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL THREE TO APPROVE THE ADOPTION OF THE RIGHTS PLAN.

PROPOSAL 4.   APPROVAL OF an amendment to the Company’s certificate of incorporation to increase the authorized shares of common stock from 50,000,000 to 100,000,000

Our Board has adopted, declared advisable and is submitting for stockholder approval an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000.  On March 28, 2014, there were 34,152,259 shares of our common stock outstanding. The proposed increase to the number of authorized shares would make additional shares available for future corporate needs, as our Board and Compensation Committee may deem advisable, including but not limited to future stock splits, issuance of shares in acquisitions and issuance of shares in capital raising transactions and under our equity compensation and stock purchase plans.  For instance, since becoming a publicly-traded company in 2013, we have had a three for-two stock split that was effected on March 28, 2014. If the amendment is approved by our stockholders at this annual meeting, the additional shares could be issued by us without further stockholder approval, subject to any applicable listing or other regulatory requirements.

Form of the Amendment

If our stockholders approve this proposal, Article IV(A) of our Certificate of Incorporation will be amended to increase the aggregate number of shares of common stock the Company is authorized to issue from 50,000,000 to 100,000,000. If our stockholders approve this proposal, as well as Proposal No. 5, then we intend to file an Amended and Restated Certificate of Incorporation reflecting the amendments approved by both Proposal No. 4 and Proposal No. 5 substantially in the form of Appendix C attached hereto.

Purpose of the Amendment

The Board is recommending this increase in authorized shares of common stock primarily to give the Company appropriate flexibility to issue shares for future corporate needs. The shares may be issued by the Board in its discretion, subject to any further stockholder action required in the case of any particular issuance by applicable law, regulatory agency, or under NASDAQ rules. Although there is no present agreement to issue any shares, the newly authorized shares of common stock would be issuable for any proper corporate purpose, including future acquisitions, investment opportunities, capital raising transactions of equity or convertible debt securities, stock splits, stock dividends, issuance under current or future equity compensation plans, employee stock plans and savings plans or for other corporate purposes. There are no immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of common stock that would be authorized by the proposed amendment. However, the Board believes that these additional shares will provide us with needed ability to issue shares in the future to take advantage of market conditions or favorable opportunities without the potential expense or delay incident to obtaining stockholder approval for a particular issuance.

Rights of Additional Authorized Shares

The additional authorized shares of common stock, if and when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. Our stockholders do not have preemptive rights with respect to our common stock. Accordingly, should our Board elect to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase the shares.

Potential Adverse Effects of the Amendment

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders.  In addition, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. Our Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties.

Effectiveness of the Amendment

If the proposed amendment is adopted (but not Proposal No. 5), we will revise the amended and restated certificate of incorporation to remove the language related to Proposal 5 and the revised amended and restated certificate of incorporation will become effective upon the filing with the Secretary of State of the State of Delaware. If the proposed amendment is adopted and Proposal No. 5 is also adopted, both proposals will become effective upon the filing of the Amended and Restated Certificate of Incorporation substantially in the form of Appendix C attached hereto with the Secretary of State of the State of Delaware.

Required Vote and Board Recommendation

The adoption of this amendment requires the approval of a majority of the outstanding shares of common stock entitled to vote. Accordingly, abstentions and broker non-votes will have the effect of a vote against the proposal. As discussed above, each of Proposal 4 and Proposal 5 is not conditioned upon the approval of the other proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL FOUR TO APPROVE an amendment to the Company’s certificate of incorporation to increase the authorized shares of common stock from 50,000,000 to 100,000,000

PROPOSAL 5.   APPROVAL OF an amendment to the Company’s certificate of incorporation to establish a par value for the Company’s common stock of $0.01 per share

Our stockholders are being asked to approve an amendment to our Certificate of Incorporation that would establish a par value for our common stock of $0.01 per share. Currently, our common stock has a par value of $0.0002145 per share.  If our stockholders approve this proposal, then Article IV(A) of our Certificate of Incorporation would be amended to establish a par value for our common stock of $0.01 per share. If our stockholders approve this proposal, as well as Proposal No. 4, then we intend to file an Amended and Restated Certificate of Incorporation reflecting the amendments approved by both Proposal No. 4 and Proposal No. 5 substantially in the form of Appendix C attached hereto.

Generally speaking, par value is used to designate the lowest value for which a company can sell its shares and to value the shares on a company’s balance sheet.  Historically, the concept of par value was to protect creditors and senior security holders by ensuring that when issuing its own shares a company received at least par value as consideration for the shares. As markets have become more liquid, with stock prices responding more rapidly to market developments, par value has become a generally outdated concept. Instead, for public companies like Insys Therapeutics, the market sets the price at which stock may be issued or otherwise sold. For these reasons, the vast majority of companies today set their par value at $0.01 per share or even less.

Establishing a new par value for the Company’s common stock will have no effect on any of the rights and privileges now possessed by holders of common stock. The Company also does not expect that establishing a par value for the Company’s common stock will have any material accounting impact.  For instance, the change in the par value of the Company’s stock from $0.0002145 per share to $0.01 per share will have no effect on the dollar amount of the Company’s total shareholders’ equity and will have no impact on the market value of the Company’s stock.  If the change is approved, the common stock account on the Company’s balance sheet at $0.0002145 per share will be increased to reflect the product of the number of shares outstanding and the new par value of $0.01 per share. The Company views this change as administrative and for corporate purposes but the Company anticipates that establishing a par value of $0.01 per share (which is an increase of the current par value of $0.0002145) may increase corporate expenses in connection with state qualification or licensing fees or franchise taxes based on a par value related calculation. For instance, the state of Delaware, where the Company is incorporated, utilizes par value to establish its franchise tax and this change will result in additional franchise tax to be paid to Delaware.

The change in par value also will not change the number of authorized shares of our common stock or Company-issued stock options or restricted stock.

Effectiveness of the Amendment

If the proposed amendment is adopted (but not Proposal No. 4), we will revise the Amended and Restated Certificate of Incorporation to remove the language related to Proposal 4 and the revised amended and restated certificate of incorporation will become effective upon the filing with the Secretary of State of the State of Delaware. If the proposed amendment is adopted and Proposal No. 5 is also adopted, both proposals will become effective upon the filing of the Amended and Restated Certificate of Incorporation substantially in the form of Appendix C attached hereto with the Secretary of State of the State of Delaware.

Required Vote and Board Recommendation

The adoption of this amendment requires the approval of a majority of the outstanding shares of common stock entitled to vote.  Accordingly, abstentions and broker non-votes will have the effect of a vote against the proposal. As discussed above, each of Proposal 4 and Proposal 5 is not conditioned upon the approval of the other proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL FIVE TO APPROVE an amendment to the Company’s certificate of incorporation to establish a par value for the Company’s common stock of $0.01 per share

CORPORATE GOVERNANCE AND RELATED MATTERS

Board of Directors and Management

Executive Officers and Directors

The following table sets forth certain information regarding our executive officers and directors as of March 28, 2014:

Name	Age	Position(s)
Michael Babich(5)	37	President, Chief Executive Officer and Director
Darryl S. Baker	45	Chief Financial Officer
Larry Dillaha, M.D.	50	Chief Medical Officer
John N. Kapoor, Ph.D. (6)	70	Director and Executive Chairman of the Board
Patrick P. Fourteau(1)(2)(6)	66	Director
Pierre Lapalme(2)(3)(5)	73	Director
Steven Meyer(1)(4)	57	Director
Theodore H. Stanley, M.D.(2)(3)(6)	73	Director
Brian Tambi(1)(4)	68	Director

(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.
(4)	Class I director
(5)	Class II director
(6)	Class III director

Michael Babich has served as our President since November 2010 and was appointed as our Chief Executive Officer in March 2011. Mr. Babich has also served on our Board since 2008. From March 2007 until November 2010, Mr. Babich served as the Chief Operating Officer and a director of Insys Pharma, our wholly-owned subsidiary, which was responsible for the initial development of Dronabinol SG Capsule and many of our product candidates, including Subsys and our other dronabinol product candidates. Prior to that, from 2001 to 2007, Mr. Babich worked at EJ Financial Enterprises, a venture capital firm specializing in early stage and startup investments primarily in the healthcare sector. During his time at EJ Financial Enterprises, Mr. Babich held various roles and worked on various projects, including private equity transactions, asset management and strategic consulting for both public and private companies. Prior to his work at EJ Financial Enterprises, Mr. Babich worked at the Northern Trust Corporation managing mid- to large-cap portfolios for high net worth individuals. Mr. Babich also has served as a director and in management roles at Alliant Pharmaceuticals, Mr. Babich received an MBA from the Kellogg School of Management at Northwestern University and a B.A. from the University of Illinois at Urbana-Champaign. The board of directors believes that Mr. Babich’s business expertise, including his experience working with the investment community, provides him the operational expertise, breadth of knowledge and valuable understanding of our industry to qualify him to serve on our board of directors and as our President and Chief Executive Officer.

Darryl S. Baker has served as our Chief Financial Officer since October 2012. From 2001 to 2012, Mr. Baker served as Chief Financial Officer and Corporate Controller for iGo, a developer of power management solutions and accessories for mobile electronic devices. From 2000 to 2001, Mr. Baker served as the Corporate Controller for Integrated Information Systems, Inc., a provider of secure integrated information technology solutions. From 1997 to 1999, Mr. Baker served as the Corporate Controller for SkyMall, Inc., an integrated specialty retailer. Prior to 1997, Mr. Baker was an audit manager for Ernst & Young. Mr. Baker has extensive experience in accounting, SEC compliance for smaller public companies, merger and acquisition transactions, and small business financing and frequently serves as a panelist and lecturer for the Center for Professional Education on various topics including SEC compliance, share-based compensation, revenue recognition, fair value and lease accounting. Mr. Baker earned his B.S. in Accountancy from the Marriott School of Management at Brigham Young University and is a Certified Public Accountant in the states of California and Arizona and is also a Chartered Global Management Accountant.

Larry Dillaha, M.D. has served as our Chief Medical Officer since March 2011. Prior to joining our company, he served as Executive Vice-President and Chief Medical Officer for Shionogi (formerly Sciele Pharma, Inc. and First Horizon Pharmaceutical Corp.) from 2006 to 2010. While at Shionogi/Sciele, Dr. Dillaha oversaw the development and successful FDA filings of numerous compounds integral to the success of the company. He has extensive experience interacting with the FDA and designing successful drug development plans. Prior to serving as an officer of Shionogi/Sciele, Dr. Dillaha served as Medical Director for Sanofi, a multinational pharmaceutical company, where he was involved in several major clinical studies for the company’s lead compounds. Dr. Dillaha also serves as a member of the board of directors of New Haven Pharma, Inc, a pharmaceutical company. Dr. Dillaha earned his M.D. degree as well as a B.A. in Biology from the University of Tennessee.

John N. Kapoor, Ph.D. has served on our board of directors since our formation in 1990 and has served as Executive Chairman since June 2006 and was Chairman from 1990 to 2004. Dr. Kapoor also served as a director of Insys Pharma from its inception in 2002. Dr. Kapoor has served as the President and chairman of the board of directors of EJ Financial Enterprises since forming the company in 1990. Dr. Kapoor is also the Managing Partner of Kapoor-Pharma Investments, an investment company that he founded in 2000. Dr. Kapoor serves as the chairman of the board of directors of Akorn, Inc., a publicly traded specialty pharmaceutical company, where he previously served as the Chief Executive Officer from March 2001 to December 2002 and from May 1996 to November 1998. Dr. Kapoor also served as the chairman of the board of directors of Sciele Pharma and OptionCare, a specialty pharmaceutical services company, where he served as Chief Executive Officer from August 1993 to April 1996. Dr. Kapoor received his Ph.D. in Medicinal Chemistry from the State University of New York at Buffalo and a B.S. in Pharmacy from Bombay University in India. We believe that Dr. Kapoor’s leadership experience in the biopharmaceutical industry and his success as a venture capitalist add valuable expertise and insight to our board of directors and uniquely qualify him to serve as our Executive Chairman.

Patrick P. Fourteau has served on our board of directors since March 2011. Mr. Fourteau served as President and Chief Executive Officer of Shionogi from 2008 until 2010. Prior to the acquisition of Sciele Pharma by Shionogi, Mr. Fourteau served as President and CEO of Sciele Pharma from 2003 until 2008 and served on the board of directors of Sciele from 2004 until 2008. Mr. Fourteau served as President of Worldwide Sales of inVentiv Health, Inc. from 2000 to 2002. Mr. Fourteau served as President of various divisions of St. Jude Medical, Inc. from 1995 to 2000 and as an Executive of Eli Lilly and Company prior to 1995. Mr. Fourteau earned his MBA from Harvard University and a B.A. and M.A. in Mathematics from the University of California, Berkeley. We believe that Mr. Fourteau’s leadership experience in the pharmaceutical industry adds valuable expertise and insight to our board of directors.

Steven Meyer has served on our board of directors since November 2010. From August 2007 until November 2010, Mr. Meyer served as a director of Insys Pharma. Since November 2005, Mr. Meyer has served as the Chief Financial Officer of JVM Realty Corporation, a private investment firm specializing in the acquisition, re-positioning and management of real estate for investors. Prior to that, Mr. Meyer was employed by Baxter International Incorporated, a global healthcare company, where he served as Corporate Treasurer from January 1997 to July 2004. Mr. Meyer earned his MBA in finance and accounting from the Kellogg Graduate School of Management at Northwestern University and his B.A. in Economics from the University of Illinois in Champaign-Urbana. He is an Illinois Certified Public Accountant. We believe that Mr. Meyer’s management experience and his knowledge of the finance and healthcare industries give him a valuable understanding of our industry which qualifies him to serve as a member of our board of directors.

Theodore H. Stanley, M.D., has served on our board of directors since March 2013. Since July 2009, Dr. Stanley has served as a managing director of UpStart Ventures, a venture capital fund focusing on investments in life sciences companies, and since 1978, Dr. Stanley has been a full time professor in the Department of Anesthesiology at the University of Utah, School of Medicine. In 1985, Dr. Stanley co-founded Anesta Corp., a publicly held pharmaceutical company focusing on the development of transmucosal drug products, including its lead product, Actiq, which was co-invented by Dr. Stanley in 1983. From 1985 to December 1997, Dr. Stanley served as chairman of the board of Anesta and served as Anesta’s Medical Director until April 1994, following which he served as founding chairman from January 1998 until the sale of Anesta to Cephalon in October 2000. In 1996, Dr Stanley co-founded ZARS Pharma, Inc., a privately held specialty pharmaceutical company that focused on the development and commercialization of topically administered drugs primarily in the area of pain management. Dr. Stanley served as chairman of the board of directors of ZARS Pharma until its acquisition in May 2011 by Nuvo Research Inc., a publicly held Canadian pharmaceutical company, of which Dr. Stanley currently serves as a director. Dr. Stanley also serves on the board of directors of seven privately held life sciences companies, four of which he serves as chairman of the board. Dr. Stanley earned his M.D. degree from Columbia University, College of Physicians and Surgeons (Medical Science), as well as an A.B. from Columbia College. The board of directors believes that Dr. Stanley’s extensive operational and leadership experience in the pharmaceutical industry, including his experience in the development and commercialization of transmucosal drug products, brings valuable expertise and insight to our board of directors.

Brian Tambi has served on our board of directors since November 2010. Mr. Tambi currently serves as a member of the board of directors of Akorn, Inc. From August 2007 until the November 2010, Mr. Tambi served as a director of Insys Pharma. Since forming the company in January 2006, Mr. Tambi has served as the Chairman of the Board, President and Chief Executive Officer of BrianT Laboratories LLC, a pharmaceutical company currently focused on developing, manufacturing and marketing combinations of leading single agent drugs and delivery systems. From 1995 to January 2007, Mr. Tambi served as the Chairman, President and Chief Executive Officer of Morton Grove Pharmaceuticals, Inc. Prior to Morton Grove, Mr. Tambi served as President of Ivax North American Pharmaceuticals and as a member of the board of directors of Ivax Corporation (acquired by Teva), a publicly traded pharmaceutical company. Mr. Tambi also served as Chief Operating Officer of Fujisawa USA, Inc., a subsidiary of Fujisawa Pharmaceutical Company, Ltd. Mr. Tambi also held executive positions at Lyphomed, Inc. and Bristol-Myers Squibb. Mr. Tambi earned his MBA in International Finance & Economics and his B.S. in Corporate Finance from Syracuse University. We believe that Mr. Tambi’s drug development and commercialization expertise as well as his experience in the finance sector brings important strategic insight to our board of directors.

Pierre Lapalme has served on our board of directors since March 2011. Mr. Lapalme joined BioMarin Pharmaceutical Inc.’s Board in January 2004. From 1995 until his retirement in 2003, he served as the President and Chief Executive Officer of North America Ethypharm, Inc., a drug delivery company. Throughout his career, Mr. Lapalme held numerous senior management positions in the pharmaceutical industry, including Chief Executive Officer and Chairman of the Board of Rhône-Poulenc Pharmaceuticals, Inc., in Canada, from 1979 to 1994, and Senior Vice President and General Manager of North America Ethicals, a division of Rhône-Poulenc Rorer, Inc. (now known as Sanofi) where he oversaw the development of the ethical pharmaceutical business in the United States, Canada, Mexico, and Central America. Mr. Lapalme served on the board of the National Pharmaceutical Council and was a board member of the Pharmaceutical Manufacturers Association of Canada, where he played a leading role in reinstituting certain patent protection for pharmaceuticals. Mr. Lapalme previously served on the board of directors of two public companies during the past five years: Sciele Pharmaceuticals Inc. from 2000 to 2008 and Bioxel Pharma from 2004 to 2009. He also serves on the board of three private biotech companies and was appointed to the board Aeterna Zentaris, a biopharmaceutical company, in December 2009. Mr. Lapalme studied at the University of Western Ontario and INSEAD France. We believe that Mr. Lapalme’s experience in the pharmaceutical industry gives him a valuable understanding of our industry which qualifies him to serve as a member of our board of directors.

Board Composition

Our business and affairs are organized under the direction of our Board, which currently consists of seven members. The primary responsibilities of our board of directors are to provide oversight, strategic guidance, counseling and direction to our management. Our Board meets on a regular basis and additionally as required.

Our Board is divided into three classes, as follows:

•

Class I, which consists of Steven Meyer and Brian Tambi, whose terms at in connection with this annual meeting of stockholders and, if elected, whose terms will expire at our annual meeting of stockholders to be held in 2017;

•	Class II, which consists of Pierre Lapalme and Michael Babich, whose terms will expire at our annual meeting of stockholders to be held in 2015; and

•	Class III, which consists of Patrick P. Fourteau, John N. Kapoor and Theodore H. Stanley, whose terms will expire at our annual meeting of stockholders to be held in 2016.

At each annual meeting of stockholders, the successors to directors whose terms then expire will serve until the third annual meeting following their election and until their successors are duly elected and qualified. The authorized size of our Board is currently seven members. The authorized number of directors may be changed only by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed between the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Director Independence

Although we are not required to have a majority of independent directors, as a result of our status as a “controlled company” under the NASDAQ Listing Rules, our Board has affirmatively determined, based upon the recommendation of our nominating and corporate governance committee, that four of our seven directors, Patrick P. Fourteau, Pierre Lapalme, Steven Meyer and Brian Tambi, are independent directors, as defined by Rule 5605(a)(2) of the NASDAQ Listing Rules.

Controlled Company Status

As of March 28, 2014, Dr. John N. Kapoor our Executive Chairman is the beneficial owners of 21,168,271 shares (approximately 62%) of the outstanding shares of common stock of the Company. For additional information, refer to the section entitled “Security Ownership of Certain Beneficial Owners and Management” in this proxy statement. As a result of his stock ownership, Dr. Kapoor is in a position to significantly influence the business affairs and policies of the Company, including the approval of significant transactions, the election of the members of the Board and other matters submitted to our stockholders. There can be no assurance that the interests of Dr. Kapoor will not conflict with the interest of our other stockholders. Furthermore, as a result of Dr. Kapoor’s voting power, the Company is a “controlled company” as defined in the NASDAQ Listing Rules. The Company has affirmatively elected to avail itself of the controlled company exemptions under NASDAQ Listing Rules, which provide exemptions from (i) a majority of independent directors on the Board, (ii) independent director oversight of executive officer compensation and (iii) independent director oversight of director nominations.

Board Leadership Structure

Our Board is currently chaired by our Executive Chairman, Dr. Kapoor. As a general policy, our Board believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. As such, Mr. Babich serves as our President and Chief Executive Officer while Dr. Kapoor serves as our Executive Chairman of the Board but is not an officer. We expect and intend the positions of Chairman of the Board and Chief Executive Officer to be held by two individuals in the future as well.

Role of the Board in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Executive Sessions of Independent Directors

As deemed appropriate by our independent directors, our independent directors meet periodically in executive sessions when only independent directors are present.  Persons interested in communicating with the independent directors may address correspondence to the “Independent Directors” as set forth below under the heading entitled “— Communications with the Board”.

Board Meetings

During the year ended December 31, 2013, our Board and its committees held 10 meetings, of which 4 were meetings of the full Board, while the remaining 6 were meetings of various committees, either in conjunction with full Board meetings or held separately.   All of the directors who served on the Board for the entire year attended at least 75% of the aggregate number of meetings of the Board and of the Board committees on which they serve.  Directors are strongly encouraged to attend the annual meeting of stockholders unless extenuating circumstances prevent them from attending, although we do not have a formal, written policy requiring such attendance.  This annual meeting is our initial annual meeting as a public company and we anticipate each of our directors will attend the annual meeting.

Communications with the Board

Stockholders and other interested parties who wish to communicate with the Board of Directors, or a particular director or group of directors, may do so by sending a letter to Corporate Secretary, Insys Therapeutics, Inc., 444 S. Ellis, Chandler, AZ 85224.  The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication”, and the letter should indicate whether the intended recipients are the entire Board, a  specific group or committee of the Board, or an individual director.  All such communications received by the Company will be promptly copied and distributed to the appropriate director or directors.

Board Committees

Our Board has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of committee charters are available in the Investor Relations section of our website at insysrx.com.

Audit Committee

We have a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our audit committee consists of Patrick P. Fourteau, Steven Meyer and Brian Tambi. Our Board has determined that each of the members of our audit committee satisfies the NASDAQ Stock Market and SEC independence requirements. Mr. Meyer serves as the chair of our audit committee. The functions of this committee include, among other things:

•	evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

•	reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

•	monitoring the rotation of partners of our independent auditors on our engagement team as required by law;

•

prior to engagement of any independent auditors, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditors;

•

reviewing our annual and quarterly consolidated financial statements and reports, including the disclosures contained in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;

•

reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation, and matters concerning the scope, adequacy and effectiveness of our financial controls;

•	reviewing with management and our auditors any earnings announcements and other public announcements regarding material developments;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters and other matters;

•	preparing the audit committee report that the SEC requires in our annual proxy statement;

•

reviewing and providing oversight of any related-person transactions in accordance with our related-person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics;

•	reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented;

•	reviewing on a periodic basis our investment policy; and

•	evaluating on an annual basis the performance of the audit committee, including compliance of the audit committee with its charter.

Our board of directors has determined that Mr. Meyer qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the NASDAQ Listing Rules. In making this determination, our board has considered Mr. Meyer’s formal education and the nature and scope of experience that he has previously had with public companies. Further information regarding Mr. Meyer’s background that qualifies him as an audit committee financial expert is included under the heading “—Board of Directors and Management.” Both our independent registered public accounting firm and management periodically meet privately with our audit committee.

Compensation Committee

Our compensation committee consists of Patrick P. Fourteau, Pierre Lapalme and Theodore H. Stanley, M.D. Mr. Fourteau serves as the chair of our compensation committee. Each member of our compensation committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, is an outside director, as defined pursuant to Section 162(m) of the Code and satisfies the NASDAQ Stock Market independence requirements. The functions of this committee include, among other things:

•	reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) our overall compensation strategy and policies;

•	reviewing and approving the compensation and other terms of employment of our executive officers;

•	reviewing and approving performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;

•

reviewing and approving (or if it deems it appropriate, making recommendations to the full board of directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;

•

evaluating risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;

•

reviewing and approving (or if it deems it appropriate, making recommendations to the full board of directors regarding) the type and amount of compensation to be paid or awarded to our non-employee board members;

•

establishing policies with respect to votes by our stockholders to approve executive compensation as required by Section 14A of the Exchange Act and determining our recommendations regarding the frequency of advisory votes on executive compensation;

•

selecting and receiving advice from compensation consultants, legal counsel and other advisors, only after considering the factors set forth in Section 10C of the Exchange Act, with respect to markets within the compensation committee’s purview;

•	administering our equity incentive plans;

•	establishing policies with respect to equity compensation arrangements;

•	reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us;

•	reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;

•	reviewing the adequacy of its charter on a periodic basis;

•

reviewing with management and approving our disclosures in the section entitled “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such section is included in any such report or proxy statement;

•	preparing the compensation committee report that the SEC requires in our annual proxy statement; and

•	reviewing, discussing, and assessing on an annual basis the performance of the compensation committee.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Pierre Lapalme and Theodore H. Stanley, M.D. Our board of directors has determined that each of the members of this committee satisfies the NASDAQ Stock Market independence requirements. Mr. Lapalme serves as the chair of our nominating and corporate governance committee. The functions of this committee include, among other things:

•	identifying, reviewing and evaluating candidates to serve on our board of directors consistent with criteria approved by our board of directors;

•	identifying, reviewing and evaluating candidates to serve on our board of directors consistent with criteria approved by our board of directors;

•	determining the minimum qualifications for service on our board of directors;

•	evaluating director performance on the board and applicable committees of the board and determining whether continued service on our board is appropriate;

•	evaluating, nominating and recommending individuals for membership on our board of directors;

•	evaluating nominations by stockholders of candidates for election to our board of directors;

•	considering and assessing the independence of members of our board of directors;

•

developing a set of corporate governance policies and principles, including a code of business conduct and ethics, periodically reviewing and assessing these policies and principles and their application, and recommending to our board of directors any changes to such policies and principles;

•	considering questions of possible conflicts of interest of directors as such questions arise;

•	reviewing the adequacy of its charter on an annual basis; and

•	reviewing, discussing and assessing on an annual basis the performance of the nominating and corporate governance committee.

DIRECTOR COMPENSATION

From time to time the Board may, in its discretion choose to provide cash or equity compensation to our non-employee directors. Mr. Babich was an employee director during 2013 and his compensation is fully reflected in the “Summary Compensation Table” below.

2013 Director Compensation. In April 2013, our board of directors adopted a 2013 compensation program for our non-employee directors, or the Non-Employee Director Compensation Policy. In 2013, the Non-Employee Director Compensation Policy applied to each of our non-employee directors who is eligible to receive compensation under the policy. Pursuant to the 2013 Non-Employee Director Compensation Policy, each eligible non-employee member of our Board of directors received the following cash compensation for board services, as applicable:

•	$35,000 per year for service as the chairman of our board;

•	$25,000 per year for service as a board member;

•	$3,000 per year for service as the chairman of each of the audit committee, compensation committee and nominating and corporate governance committee; and

•	$2,500 per year for service as a member of each of the audit committee and compensation committee and $1,500 per year for service as a member of the nominating and corporate governance committee.

In addition, under the Non-Employee Director Compensation Policy our eligible non-employee directors received initial and annual, automatic, non-discretionary grants of nonqualified stock options under the terms and provisions of the 2013 plan. Each eligible non-employee director joining our Board automatically was granted a non-statutory stock option to purchase 20,000 shares of common stock with an exercise price equal to the then fair market value of our common stock. Each of these initial grants will vest over a three year period; one-third of the stock will vest upon the first anniversary of the date of grant and the remainder will vest in a series of 24 successive equal monthly installments thereafter. Under the Non-Employee Director Compensation Policy, on the date of each annual meeting of our stockholders beginning in 2014, each continuing non-employee director will automatically be granted a non-statutory stock option to purchase 10,000 shares of common stock with an exercise price equal to the then fair market value of our common stock. The annual grants will vest in equal monthly installments over 12 months following the date of grant. All stock options granted will have a maximum term of ten years and will vest in full upon the closing of a change of control transaction.

The following table sets forth compensation paid to our non-employee directors for the year 2013. Mr. Babich was an employee director during 2013 and his compensation is fully reflected in the “Summary Compensation Table” below.

2013 DIRECTOR COMPENSATION
Name (a)	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings	All other compensation ($)	Total ($)
John N. Kapoor, Ph.D. (Executive Chairman)	17,500	--	149,904	--	--	--	167,404
Patrick P. Fourteau	16,500	--	149,904	--	--	--	166,404
Pierre Lapalme	16,000	--	149,904	--	--	5,516	171,420
Steven Meyer	15,250	--	149,904	--	--	--	165,154
Theodore H. Stanley, M.D. (3)	14,500	--	274,139	--	--	--	288,639
Brian Tambi	6,875	--	149,904	--	--	--	156,779

(1)	The dollar amount of all fees paid in cash for services as a director, including committee and/or chairmanship fees.

(2)

This column presents the aggregate grant date fair value of stock options granted during 2013.  The grant date fair values were determined in accordance with FASB ASC Topic 718.  The assumptions used were the same as those reflected in Note 2 and Note 10 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013. As of December 31, 2013, each director (other than Mr. Babich) had the following number of total options outstanding (both vested and unvested): Dr. Kapoor – 35,990; Mr. Fourteau – 66,885; Mr. Lapalme – 66,885; Mr. Meyer – 91,252; Dr. Stanley – 45,000; and Mr. Tambi – 91,252.

(3)

Dr. Stanley’s option award column includes an additional option grant of 10,000 shares of common stock granted to recognize Dr. Stanley’s efforts in assisting management with industry specific initiatives related to transmucosal drug products.

EXECUTIVE COMPENSATION

Summary Compensation Table for the Years ended December 31, 2013 and 2012

The following table provides information regarding the compensation earned during the years ended December 31, 2013 and 2012 by our (1) principal executive officer and (2) our next two highest compensated executive officers other than the principal executive officer, who we collectively refer to as our “named executive officers.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Option Awards ($) (3)	All Other Compensation ($) (4)	Total ($)
Michael L. Babich	2013	424,657	600,000	1,873,806	957	2,889,420
President and Chief Executive Officer	2012	365,168	365,000	2,236,356	956	2,967,480
Darryl S. Baker(5)	2013	202,917	135,000	749,522	957	1,088,396
Chief Financial Officer	2012	36,070	21,000	884,435	159	941,664
Larry Dillaha, M.D.(6)	2013	239,792	130,000	749,522	957	1,120,271
Chief Medical Officer	2012	225,168	135,000	619,104	956	980,228

(1)	For Mr. Babich and Dr. Dillaha, 2012 salary amounts shown above include $175,000 and $50,000, respectively that we paid upon the completion of our initial public offering in May 2013.

(2)

Amounts shown represent discretionary cash bonuses that were approved by our Board for 2013 and 2012 as described below in the section entitled “— Annual Bonus Opportunity.” The 2012 awards were paid upon the completion of our initial public offering.

(3)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2013 and 2012 computed in accordance with FASB ASC Topic 718, or ASC 718. Assumptions used in the calculation of these amounts are included in Note 2 and Note 10 to our audited consolidated financial statements included in our Form 10-K for the year ended December 31, 2013. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying the stock options.

(4)	Represents amounts paid for life insurance and long-term disability insurance premiums.

(5)	Mr. Baker became our Chief Financial Officer on October 15, 2012.

(6)	On March 28, 2014, Dr. Dillaha and the Company entered into a Separation and Consulting Agreement that announced Dr. Dillaha’s resignation effective June 11, 2014. This agreement obligates Dr. Dillaha to provide consulting services for 12 months after his resignation date.

Base Salary

Base salaries for our executive officers are established based on seniority, position and functional role and level of responsibility. The base salary of each executive officer is initially established in the executive officer’s employment agreement or offer letter with us, and may be increased from time to time in the sole discretion of the Board. We do not apply specific formulas to determine any increases. Each of our executive officer current base salaries are set forth below. Effective November 7, 2013, our compensation committee revised the base salary of our President and Chief Executive Officer to the amount set forth in the table below and effective November 22, 2013, our compensation committee revised the base salary of both our Chief Financial Officer and Chief Medical Officer to the amounts set forth in the table below.

Name	Base Salary ($)
Michael Babich	400,000
Darryl S. Baker	260,000
Larry Dillaha, M.D.	260,000

Annual Bonus Opportunity

Cash Bonus for 2013. Our executive officers’ annual bonuses are discretionary and may from time to time be tied to the achievement of corporate objectives, functional area objectives and/or individual performance objectives and a thorough review of the applicable performance results of the company, business, function and/or individual during the applicable period. Our named executive officers were not entitled to any minimum or target bonuses for 2013. Our Board did not establish specific performance goals for 2013 bonuses, but instead determined the following amounts of 2013 bonuses in its sole discretion, based on the amounts our Board considered appropriate for each executive officer’s level of responsibility and base salary. In addition, the Board considered the following factors in approving the specific bonus amounts: for Mr. Babich, market penetration of Subsys, revenue growth and the overall performance of our management team; for Mr. Baker, his prompt, efficient and effective management of financial matters and establishment of a finance team; and for Dr. Dillaha, our clinical performance, including FDA approval for Subsys. In approving the bonus amounts, our Board considered Mr. Babich’s recommendations other than for his own bonus award.

Cash Bonus for 2014. On November 22, 2013, the compensation committee revised the compensation of both our Company’s Chief Financial Officer and Chief Medical Officer to include a bonus opportunity (target) for 2014 that equals 50% of each officer’s base salary. This bonus, if any, is payable as determined at the discretion of our Chief Executive Officer and President. Effective November 22, 2013, the compensation committee also established the bonus opportunity (target) for our Chief Executive Officer and President for 2014 as 125% of his base salary. This bonus, if any, is payable as determined at the discretion of the Board, and as delegated to the compensation committee.

Long-Term Equity-Based Compensation

Our long-term compensation program currently consists solely of stock option grants and participation in our employee stock purchase plan. Stock option grants made to executive officers are designed to provide them with incentives to execute their responsibilities in such a way as to generate long-term benefit to us and our stockholders. Through possession of stock options, our executive officers participate in the long-term results of their efforts, whether by appreciation of our company’s value or the impact of business setbacks, either company-specific or industry-based. Additionally, stock options provide a means of retaining our executive officers, in that they are in almost all cases subject to vesting over an extended period of time.

Upon joining us, an executive officer may be granted an initial option award that is primarily based on competitive conditions applicable to such officer’s specific position. Periodic awards to executive officers are made based on an assessment of their sustained performance over time, their ability to impact results that drive value to our stockholders and their organization level. Option awards are not granted at regular intervals or automatically to our executive officers. Our Chief Executive Officer and President periodically reviews the performance of our executive officers on the bases noted above and recommends to our Board and compensation committee any option awards deemed appropriate.

In May 2013, our Board granted stock options covering 250,000, 100,000 and 100,000 shares of our common stock to Mr. Babich, Mr. Baker and Dr. Dillaha, respectively, which our Board, based upon input from our Chief Executive Officer and President, believed provided the named executive officers with sufficient incentive to execute their responsibilities in such a way as to generate long-term benefit to us and our stockholders. The 2013 stock options were granted under our 2013 equity incentive plan, or the 2013 plan, and vest as further described in the table below entitled “Outstanding Equity Awards as of YearEnd.”

Benefits

We provide the following benefits to our executive officers on the same basis as the benefits provided to all employees:

•	health, dental and vision insurance;

•	life insurance;

•	long-term disability; and

•	defined contribution employee retirement plan, or 401(k) plan.

Employment Agreements

Employment agreements or written offer letters are used from time to time on a case by case basis, to attract and/or to retain executives. On April 18, 2013, we entered into amended and restated employment agreements with each of our named executive officers. Each employment agreements provides that the executive officer is an “at will” employee but each agreement, under certain circumstances discussed below, does provide for severance compensation in the event of a termination for “cause” or a resignation for “good reason.” Each agreement also contains certain customary restrictive covenants such as a non-compete clause and an agreement not to participate in Company competitors.

Pursuant to the terms and conditions of Messrs. Babich’s and Baker’s employment agreement, Mr. Babich is currently paid an annual base salary of $400,000 and Mr. Baker is currently paid a base salary of $260,000. Each executive is also eligible to participate in any officer incentive program of the Company adopted by the Board and/or the compensation committee that provides for the payment of annual performance-based cash bonuses to the Company’s executive officers. In order to earn and receive any such cash bonus, each executive must remain employed by the Company as an employee in good standing through the end of the applicable calendar year and the payout date for the bonus. Messrs. Babich’s and Baker’s employment agreements also provide for potential severance compensation as described below under the section entitled “—Termination-Based Compensation.”

On March 28, 2014, Dr. Dillaha and the Company entered into a Separation and Consulting Agreement that announced Dr. Dillaha’s resignation effective June 11, 2014. This agreement (i) obligates Dr. Dillaha to provide consulting services for 12 months after his resignation date for consulting related fees that will, in the aggregate, total $303,334, (ii) contains a release of claims from Dr. Dillaha in exchange for the acceleration of his existing stock option awards, and (iii) contains other customary obligations of Dr. Dillaha’s such non-compete, non-disparagement confidentiality and cooperation obligations. For a more detailed description and copy of this agreement, please refer to our Current Report on Form 8-K filed on April 3, 2014.

Termination-Based Compensation

Payments Made Upon Termination.    Regardless of the manner in which a named executive officer’s employment terminates, the named executive officer is entitled to receive amounts earned during his term of employment, including salary and, to the extent required by state law, unused vacation pay.

Potential Termination-Based Payments.    In April 2013, we entered into employment agreements with our named executive officers providing for certain termination-based payments. Each of our named executive officer’s employment is at-will, and either we or the officer may terminate the agreement at any time without cause and without notice. However, if we terminate a named executive officer without “cause,” or if the executive officer resigns for “good reason” (and the officer signs a release in our favor), the named executive officer will be entitled to receive salary continuation for a period of 12 months following his termination date, as well as an additional severance payment equal to his prorated target bonus for the year in which he is terminated, and all of the named executive officer’s unvested stock options and equity awards will immediately vest in full. For an indication of potential dollar amounts associated these termination payments, please refer to the base salary and bonus amount reflected above for each named executive officer.

For purposes of each of the named executive officer’s employment agreements, “cause” generally means the executive’s (i) conviction of a felony of crime involving fraud or dishonesty; (ii) participation in a fraud, act of dishonesty or misconduct; (ii) conduct constituting gross unfitness to serve as determined by our Board; (iii) violation of a statutory duty, fiduciary duty or duty of loyalty to us; (iv) breach of a material term of any material contract with the us; (v) repeated violation of any material company policy; or (v) repeated failure to adequately perform job duties. For purposes of each of the named executive officer’s employment agreements, “good reason” generally means, with respect to the executive, (A) a material reduction of base salary (unless in connection with a company-wide decrease); (B) our material breach of the employment agreement; (C) a material adverse change in the executive’s duties, authority or responsibilities or (D) a relocation of executive’s principal place of employment to a location outside the greater Phoenix metropolitan area.

Equity Compensation Plan Table

The following table sets forth certain information as of December 31, 2013, with respect to compensation plans under which shares of our common stock were issuable as of that date. On February 26, 2014, the Board of Directors of the Company declared a three-for-two forward stock split to be effected on March 28, 2014 in the form of a stock dividend on the Company’s common stock which resulted in one-half (0.5) of an additional share of our common stock being issued for each share of common stock owned by the Company’s stockholders as of March 17, 2014, the record date for the forward stock split. The numbers in the table below have been adjusted to reflect this stock split.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity Compensation plans approved by security holders:	4,497,489 (2)	$5.79	230,809 (1)(2)
Equity Compensation plans not approved by security holders:	-	-	-

Total	4,497,489 (2)	$5.79	230,809 (1)(2)

(1)	Includes 156,364 shares of common stock available under our 2013 Equity Incentive Plan and 74,445 shares of common stock available under our Employee Stock Purchase Plan.

(2)	Shares issuable as of December 31, 2013 and during 2013 pursuant to participation in our Employee Stock Purchase Plan have been treated as issued.

Outstanding Equity Awards at 2013 Year-End

The following table provides a summary of equity awards outstanding at December 31, 2013, for each of our named executive officers. On February 26, 2014, the Board of Directors of the Company declared a three-for-two forward stock split to be effected on March 28, 2014 in the form of a stock dividend on the Company’s common stock which resulted in one-half (0.5) of an additional share of our common stock being issued for each share of common stock owned by the Company’s stockholders as of March 17, 2014, the record date for the forward stock split. The numbers in the table below have been adjusted to reflect this stock split.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS (1)						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date (1)	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Michael L. Babich	401,751 (2)	--		1.22	2/22/2020
	101,560 (3)	46,160		3.25	3/28/2021
	88,508 (4)	176,992		2.36	12/27/2022
	54,693 (5)	320,307		7.26	5/14/2023

Darryl S. Baker	38,892 (4)	66,108		2.36	12/27/2022
	21,879 (5)	128,121		7.26	5/14/2023

Larry Dillaha, M.D. (6)	168,189 (7)	--		1.22	4/5/2020
	53,430 (3)	24,280 (6)		3.25	3/28/2021
	24,506 (4)	48,994 (6)		2.36	12/27/2022
	21,879 (5)	128,121 (6)		7.26	5/14/2023

NOTES:

(1)	Outstanding stock options at December 31, 2013, become exercisable in accordance with the vesting schedule below. Each option award expires on the ten year anniversary of the grant date.

	Grant Date	Vesting Schedule .

(2)	2/22/2010	Fully vested.

(3)	3/28/2011	The options vest in equal monthly installments over 48 months following the date of grant.

(4)	12/27/2012	The options vest in equal monthly installments over 48 months following the date of grant.

(5)	5/14/2013	The options vest in equal monthly installments over 48 months following the date of grant.

(6)

As discussed elsewhere in this proxy statement, on March 28, 2014, Dr. Dillaha and the Company entered into a Separation and Consulting Agreement that announced Dr. Dillaha’s resignation effective June 11, 2014. In connection with this agreement, the Company intends to accelerate the vesting of unvested shares subject to any outstanding stock options granted to Dr. Dillaha on June 11, 2014 assuming Dr. Dillaha does not revoke his release and waiver of claims set forth in this agreement.

(7)	4/5/2010	Fully vested.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors, and any persons who own more than 10% of common stock, to file reports of ownership of, and transactions in, our common stock with the SEC and furnish copies of such reports to us. Based solely on our review of the copies of such forms and amendments thereto furnished to us and written representations that no other such statements were required, other than one late Form 4 filed on December 13, 2013 for Theodore H. Stanley relating to one transaction, we believe that during fiscal year 2013 our officers, directors and any person whom we understand owns more than 10% of our common stock complied with all such requirements.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to employees, officers and directors, including our executive management team, such as our Chief Executive Officer and Chief Financial Officer. This Code of Business Conduct and Ethics is posted on our website at www.insysrx.com (the contents of such website are not incorporated into this proxy statement).   We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of the Code of Business Conduct and Ethics by posting such information on our website.

We also have compliance and ethics policies applicable to our employees designed to prevent and detect violations of our Code of Business and Ethics Conduct, as well other internal policies and the law. A major goal of the compliance and ethics program is to promote an organizational culture that encourages ethical conduct and a commitment to compliance with the law. In this regard, we have established avenues for parties external to the Insys Therapeutics to raise compliance and ethics concerns with respect to our employees, directors and third parties doing business with the Company. If you have a concern of this nature, you may report it anonymously (or on a non-anonymous basis) by: (1) calling our Compliance Hotline (subject to local legal requirements), telephone number at 855-433-9921 from the U.S or Puerto Rico; (2) visiting our Compliance Helpline Web–Reporting Tool: https://secure.ethicspoint.com/domain/media/en/gui/33922/index.html; or (3) mailing a note to the Insys Therapeutics compliance director at 444 S. Ellis, Chandler, AZ 85224.

REPORT OF THE AUDIT COMMITTEE

The audit committee of Insys Therapeutics, Inc. (the “Audit Committee”) oversees Insys Therapeutics’s financial reporting process on behalf of the Board.  As part of this oversight function, the Audit Committee oversees Insys Therapeutics’s compliance with legal and regulatory compliance and monitors Insys Therapeutics’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002, which includes receiving regular reports and representations by management of Insys Therapeutics and its independent auditors, each of whom is given full and unlimited access to the Audit Committee to discuss any matters which they believe should be brought to our attention.

In carrying out its responsibilities, the Audit Committee acts in an oversight capacity.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

In this context, the Audit Committee has met and discussed the audited financial statements with management.  Management represented to the Audit Committee that Insys Therapeutics’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

The Audit Committee has also received from, and discussed with, BDO the matters required to be discussed by Audit Standard No. 16 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board.  In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from Insys Therapeutics and its management, including the matters in the written disclosures and the applicable letter received by the Audit Committee from the independent auditors as required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence.  The Audit Committee has also reviewed the certifications of the executive officers of Insys Therapeutics attached as exhibits to Insys Therapeutics’s Annual Report on Form 10-K for the 2013 fiscal year as well as all reports issued by Insys Therapeutics’s independent auditor related to its audit of Insys Therapeutics’s financial statements for the 2013 fiscal year.

The Audit Committee has also considered whether the independent auditors’ provision of non-audit services to Insys Therapeutics is compatible with the auditors’ independence. During the period that covers this report, BDO performed no non-audit services for Insys Therapeutics.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited consolidated financial statements in Insys Therapeutics’s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.

This report is submitted by the Audit Committee, consisting of:

Steven J. Meyer (chair)

Patrick P. Fourteau

Brian Tambi

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Transactions with Related Persons

Either the audit committee or the Board approves all related party transactions.  The procedure for the review, approval or ratification for a related party transaction involves discussing the transaction with management, discussing the transaction with the external auditors, reviewing financial statements and related disclosures.  In addition, the Board and the audit committee review the details of major deals and transactions to ensure that they do not involve related-party transactions.  Members of management have been informed and understand that they are to bring related party transactions to the audit committee or the Board for approval.  These policies and procedures are evidenced in writing in the audit committee charter and the Company’s Code of Business Conduct and Ethics.

The following includes a summary of transactions since January 1, 2013 to which we have been a party, in which the amount involved in the transaction exceeded $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described in the section entitled “Executive Compensation.”

Loan Transactions. Prior to our initial public offering, we had entered into to several promissory and demand notes payable to The John N. Kapoor Trust and the Kapoor Children 1992 Trust (“Kapoor Notes”) pursuant to which we issued secured promissory notes and secured demand notes. These trusts are controlled by or are affiliated with our founder, Executive Chairman and principal stockholder, Dr. John N. Kapoor. Prior to completing our initial public offering on May 7, 2013, we drew on the Kapoor Notes as needed to pay our expenses. The Kapoor Notes carried interest at the prime rate plus 2.0% (5.25% as of May 7, 2013). Interest expense on the Kapoor Notes was approximately $900,000 for the year ended December 31, 2013. On May 7, 2013, in connection with the closing of our initial public offering of common stock, the outstanding balance of principal and accrued interest on the Kapoor Notes of $59,284,000 was converted into 7,410,341 shares of common stock at the $8.00 per share public offering price and all of the Kapoor Notes were cancelled. Upon completion of our IPO in May 2013, all outstanding principal and accrued interest on the Kapoor Notes converted into 7,410,341 shares of common stock and all of the Kapoor Notes were cancelled.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding beneficial ownership of our common stock outstanding as of March 28, 2014 by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

The percentage ownership information shown in the table is based upon 34,152,259 shares of common stock outstanding as of March 28, 2014. On February 26, 2014, the Board of Directors of the Company declared a three-for-two forward stock split to be effected on March 28, 2014 in the form of a stock dividend on the Company’s common stock which resulted in one-half (0.5) of an additional share of our common stock being issued for each share of common stock owned by the Company’s stockholders as of March 17, 2014, the record date for the forward stock split. The numbers in the table below have been adjusted to reflect this stock split. As a result of this stock split, total shares outstanding increased from 22,813,753 to 34,152,259 shares.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, these rules require inclusion of shares of common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before May 27, 2014, which is 60 days after March 28, 2014. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Insys Therapeutics, Inc., 444 S. Ellis Street, Chandler, Arizona 85224.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares
Greater than 5% Stockholders
The John N. Kapoor Trust dated September 20, 1989 (2)	21,124,806	61.9%
100 North Field Drive, Ste. 150
Lake Forest, IL 60045
The Kapoor Children’s 1992 Trust	2,797,758	8.2%
100 North Field Drive, Ste. 150
Lake Forest, IL 60045
Named Executive Officer and Directors
John N. Kapoor, Ph.D. (3)	21,168,271	62.0%
Michael Babich (4)	427,709	1.3%
Darryl S. Baker (5)	49,859	*
Larry Dillaha, M.D. (6)	81,727	*
Patrick P. Fourteau (7)	136,703	*
Pierre Lapalme (8)	42,203	*
Steven Meyer (9)	71,253	*
Theodore H. Stanley, M.D. (10)	12,101	*
Brian Tambi (11)	71,253	*
All executive officers and directors as a group (9 persons) (12)	22,061,078	64.6. %

*	Represents beneficial ownership of less than 1%.

(1)

Includes all shares beneficially owned, whether directly and indirectly, individually or together with associates, jointly or as community property with a spouse, as well as any shares as to which beneficial ownership may be acquired within 60 days of March 28, 2014 by the exercise of options, warrants or other convertible securities.  Unless otherwise specified in the footnotes that follow, the indicated person or entity has sole voting power and sole investment power with respect to the shares.

(2)	John N. Kapoor, Ph.D., our founder, Executive Chairman and principal stockholder, is the sole trustee and sole beneficiary of The John N. Kapoor Trust, dated September 20, 1989 and is the grantor of The Kapoor Children’s 1992 Trust.

(3)

Includes 0 shares held by Dr. Kapoor in his individual capacity; 5,990 shares that Dr. Kapoor has the right to acquire from us within 60 days of March 28, 2014 pursuant to the exercise of stock options; 21,124,806 shares held by The John N. Kapoor Trust, dated September 20, 1989, of which Dr. Kapoor is the sole trustee and sole beneficiary; 28,144 shares held by EJ Financial/NEO Management, L.P., of which Dr. Kapoor is Managing General Partner; and 9,331 shares held by The John and Editha Kapoor Charitable Foundation, or the Charitable Foundation, of which Dr. Kapoor is a joint trustee.

(4)	Includes 143,062 shares held by Mr. Babich and 284,647 shares that Mr. Babich has the right to acquire from us within 60 days of March 28, 2014 pursuant to the exercise of stock options.

(5)	Represents 4,687 shares held by Mr. Baker and 45,172 shares that Mr. Baker has the right to acquire from us within 60 days of March 28, 2014 pursuant to the exercise of stock options.

(6)

Represents 4,687 shares held by Dr. Dillaha and 77,040 shares that Dr. Dillaha has the right to acquire from us within 60 days of March 28, 2014 pursuant to the exercise of stock options. As discussed elsewhere in this proxy statement, on March 28, 2014, Dr. Dillaha and the Company entered into a Separation and Consulting Agreement that announced Dr. Dillaha’s resignation effective June 11, 2014. In connection with this agreement, the Company intends to accelerate the vesting of unvested shares subject to any outstanding stock options granted to Dr. Dillaha on June 11, 2014 assuming Dr. Dillaha does not revoke his release and waiver of claims set forth in this agreement.

(7)	Represents 97,500 shares held by Mr. Fourteau and 39,203 shares that Mr. Fourteau has the right to acquire from us within 60 days of March 28, 2014 pursuant to the exercise of stock options.

(8)

Represents 3,000 shares beneficially held by Mr. Lapalme (1,000 of which are directly owned by his spouse) and 39,203 shares that Mr. Lapalme has the right to acquire from us within 60 days of March 28, 2014 pursuant to the exercise of stock options.

(9)	Represents 71,253 shares that Mr. Meyer has the right to acquire from us within 60 days of March 28, 2014 pursuant to the exercise of stock options.

(10)	Represents 2,100 share held by Dr. Stanley and 10,001 shares that Dr. Stanley has the right to acquire from us within 60 days of March 28, 2014 pursuant to the exercise of stock options.

(11)	Represents 71,253 shares that Mr. Tambi has the right to acquire from us within 60 days of March 28, 2014 pursuant to the exercise of stock options.

(12)	Includes 643,762 shares that our current executive officers and directors as a group have the right to acquire from us within 60 days of March 28, 2014 pursuant to the exercise of stock options.

 ANNUAL REPORT

A COPY OF THE 2013 ANNUAL REPORT ACCOMPANIES THIS PROXY STATEMENT. WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SEC, UPON REQUEST IN WRITING FROM ANY PERSON WHO WAS A HOLDER OF RECORD OR WHO REPRESENTS IN GOOD FAITH THAT SUCH PERSON WAS A BENEFICIAL OWNER OF COMMON STOCK AS OF APRIL 8, 2014.  REQUESTS SHOULD BE MADE TO INSYS THERAPEUTICS, INC., ATTENTION: INVESTOR RELATIONS, 444 S. ELLIS, CHANDLER, AZ 85224.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are Insys Therapeutics stockholders may be “householding” our proxy materials.  A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker and direct your written request to Insys Therapeutics, Inc., Attention: Investor Relations, 444 S. Ellis, Chandler, AZ 85224, and one will be promptly provided.  Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

As of the date of this proxy statement, management is unaware of any matter for action by stockholders at the meeting other than those described in the accompanying notice.  The enclosed proxy, however, will confer discretionary authority with respect to any other matter that may properly come before the annual meeting, or any adjournment thereof.  It is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on any such matter.

By Order of the Board of Directors

/s/ Franc Del Fosse

Franc Del Fosse

Secretary

Chandler, Arizona

April [ ], 2014

Appendix a

RIGHTS AGREEMENT

This Rights Agreement (this “Agreement”) is dated as of [_________], 2014 and is made between Insys Therapeutics, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as rights agent (“Rights Agent”).

Recitals

The Board of Directors of the Company (the “Board”) has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share (as such term is hereinafter defined) outstanding at the Close of Business (as such term is hereinafter defined) on April 8, 2014 (the “Record Date”), each Right representing the right to purchase one one-hundredth of a Preferred Share (as such term is hereinafter defined), subject to adjustment pursuant to Section 11(o) hereof and upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest to occur of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to Common Shares that shall become outstanding after the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date in accordance with the provisions of Section 22 hereof.

Agreement

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a)           “Acquiring Person” shall mean any Person who or that, together with all Affiliates and Associates of such Person, without the prior written approval of the Board, shall be the Beneficial Owner of 15% or more of the Common Shares then outstanding. Notwithstanding the foregoing, (A) the term “Acquiring Person” shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit or compensation plan of the Company or of any Subsidiary of the Company, (iv) any Person holding Common Shares for or pursuant to the terms of any such employee benefit or compensation plan of the Company or any Subsidiary of the Company, (v) an Excluded Person, (vi) a Passive Institutional Investor, subject to the provisions contained in the definition of “Passive Institutional Investor”, and (B) no Person shall become an “Acquiring Person” (x) as the result of an acquisition of Common Shares by the Company that, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% (20% in the case of a Passive Institutional Investor) or more of the Common Shares then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 15% (20% in the case of a Passive Institutional Investor) or more of the Common Shares then outstanding by reason of share purchases by the Company and shall, following written notice from, or public disclosure by, the Company of such share purchases by the Company, become the Beneficial Owner of any additional Common Shares without the prior written approval of the Board (other than by means of a dividend made by the Company on the Common Shares outstanding or pursuant to a split, subdivision or other reclassification of the Common Share undertaken by the Company) and shall then be the Beneficial Owner of more than 15% (20% in the case of a Passive Institutional Investor) of the Common Shares then outstanding, then such Person shall be deemed to be an “Acquiring Person,” (y) as the result of the acquisition of Common Shares directly from the Company, provided, however, that if a Person shall become the Beneficial Owner of 15% (20% in the case of a Passive Institutional Investor) or more of the Common Shares then outstanding by reason of share purchases directly from the Company and shall, after that date, become the Beneficial Owner of any additional Common Shares without the prior written approval of the Board (other than by means of a dividend made by the Company on the Common Shares outstanding or pursuant to a split, subdivision or other reclassification of the Common Share undertaken by the Company) and shall then beneficially own more than 15% (20% in the case of a Passive Institutional Investor) of the Common Shares then outstanding, then such Person shall be deemed to be an “Acquiring Person” or (z) if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(b), has become such inadvertently, and such Person does not, with such Person’s Affiliates and Associates, become the owner of any additional Common Shares after learning of or having been informed of such Person becoming (save for this clause) an Acquiring Person, and such Person divests, as promptly as practicable (as determined in good faith by the Board), following receipt of written notice from the Company of such event, of Beneficial Ownership of a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1(b), then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement; provided, however, that if such Person shall again become the Beneficial Owner of 15% (20% in the case of a Passive Institutional Investor) or more of the Common Shares then outstanding, such Person shall be deemed an “Acquiring Person,” subject to the exceptions set forth in this Section 1(b).

(b)           “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act as in effect on the date of this Agreement; provided, however, that the limited partners of a limited partnership shall not be deemed to be Associates of such limited partnership solely by virtue of their limited partnership interests.

(c)           “Agreement” shall have the meaning set forth in the first paragraph hereof.

(d)           A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” and shall be deemed to have “Beneficial Ownership” of, any securities:

(i)       that such Person, or any of such Person’s Affiliates or Associates, is deemed to beneficially own within the meaning of Rule 13d-3 under the Exchange Act as in effect on the date of this Agreement;

(ii)      that such Person or any of such Person’s Affiliates or Associates, has or shares (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon the satisfaction or occurrence of one or more conditions other than a Distribution Date) pursuant to any agreement, arrangement or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right or power to vote (directly or indirectly) pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D or 13G under the Exchange Act (or any comparable or successor report);

(iii)     that are beneficially owned, directly or indirectly, by any other Person (or an Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates), has (A) any agreement, arrangement or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(d)(ii)(B) hereof) or disposing of any securities of the Company or (B) any agreement, arrangement, or understanding, whether or not in writing, to cooperate in obtaining, changing or influencing the control of the Company; or

(iv)      that are the subject of, or the reference securities for, or that underlie, any Derivative Interest of such Person or any of such Person’s Affiliates or Associates, with the number of Common Shares deemed Beneficially Owned being the notional or other number of Common Shares (or the maximum number within any range) specified in the documentation evidencing the Derivative Interest as being subject to be acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of Common Shares is specified in such documentation, as determined by the Board in its sole discretion to be the number of Common Shares to which the Derivative Interest relates.

Notwithstanding the foregoing, (i) the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding that such Person would be deemed to beneficially own hereunder and (ii) nothing contained in this Section 1(d) shall cause a Person ordinarily engaged in business as an underwriter of securities to be deemed the “Beneficial Owner” of, or to “beneficially own”, or to have “Beneficial Ownership” of, any securities acquired or to be acquired in either (A) a bona fide firm underwriting pursuant to an underwriting agreement entered into by the Company and such Person or (B) a bona fide offering of securities pursuant to Rule 144A under the Securities Act pursuant to a purchase agreement entered into by the Company and such Person; and (iii) no director or officer of the Company shall be deemed to Beneficially Own securities Beneficially Owned by any other director or officer in his or her capacity as a director, officer, agent or employee of the Company.

(e)           “Board” shall have the meaning set forth in the Recitals hereof.

(f)           “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(g)           “Close of Business” on any given date shall mean 5:00 p.m., Mountain Standard Time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., Pacific time, on the next succeeding Business Day.

(h)           “Common Shares” shall mean the shares of common stock, par value $0.0002145 per share, of the Company; provided, however, that, “Common Shares,” when used in this Agreement in connection with a specific reference to any Person other than the Company, shall mean the shares of the class or series of capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons that ultimately control such first-mentioned Person.

(i)            “Company” shall have the meaning set forth in the first paragraph hereof.

(j)            “current per share market price” shall have the meaning set forth in Section 11(d) hereof, except as otherwise set forth in this Agreement.

(k)           “Derivative Interest” shall mean an interest in any derivative securities (as defined under Rule 16a-1(c) under the Exchange Act, disregarding Rule 16a-1(c)(6) under the Exchange Act) that increase in value as the value of the underlying security increases, including, but not limited to, a long convertible security, a long call option and a short put option position, in each case, regardless of whether (x) such interest conveys any voting rights in such security, (y) such interest is required to be, or is capable of being, settled through delivery of such security or (z) transactions hedge the economic effect of such interest.

(l)            “Distribution Date” shall have the meaning set forth in Section 3 hereof.

(m)          “Equivalent Preferred Shares” shall have the meaning set forth in Section 11(b) hereof.

(n)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as in effect on the date in question, unless otherwise specifically provided.

(o)           “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(p)           “Excluded Person” shall mean John N. Kapoor, Ph.D. and his Affiliates and Associates (including, for purposes of clarity, The John N. Kapoor Trust, dated September 20, 1989, The Kapoor Children’s 1992 Trust and the John and Editha Kapoor Charitable Foundation).

(q)           “Final Expiration Date” shall have the meaning set forth in Section 7 hereof.

(r)           “Interested Stockholder” shall mean any Acquiring Person or any Affiliate or Associate of an Acquiring Person or any other Person in which any such Acquiring Person, Affiliate or Associate has an interest, or any other Person acting directly or indirectly on behalf of or in concert with any such Acquiring Person, Affiliate or Associate.

(s)           “Passive Institutional Investor” shall mean any Person who or that, together with all Affiliates and Associates of such Person, is the Beneficial Owner of less than 20% of the Common Shares then outstanding and who or that is entitled to file and files, a statement on Schedule 13G under the Exchange Act (or any comparable or successor report) pursuant to Rule 13d-1(b)(1) under the Exchange Act, as in effect on the Record Date, with respect to the Common Shares that are Beneficially Owned by such Person, but only so long as (x) such Person is eligible to report such ownership on Schedule 13G under the Exchange Act (or any comparable or successor report), and (y) such Person has not reported and is not required to report such ownership on Schedule 13D under the Exchange Act (or any comparable or successor report) and such Person does not hold Common Shares on behalf of any other Person who is required to report Beneficial Ownership of Common Shares on such Schedule 13D. If a formerly Passive Institutional Investor should report or become required to report Beneficial Ownership of Common Shares on Schedule 13D, that formerly Passive Institutional Investor will not be deemed to be or to have become an Acquiring Person if (i) at the time it reports or becomes required to report Beneficial Ownership of Common Shares on Schedule 13D, that formerly Passive Institutional Investor has Beneficial Ownership of less than 10% of the Common Shares then outstanding; or (ii) (A) it divests as promptly as practicable (but in any event not later than 20 Business Days after becoming required to report on Schedule 13D) Beneficial Ownership of a sufficient number of shares of Common Stock of the Company so that it would no longer be an Acquiring Person, and (B) prior to reducing its Beneficial Ownership to below 20%, it does not increase its Beneficial Ownership of the Common Shares then outstanding (other than by reason of share purchases by the Company) above the lowest Beneficial Ownership of such Person at any time during the 20-Business Day period.

(t)           “Person” shall mean any individual, firm, corporation, limited liability company, partnership, joint venture, association, trust, syndicate, unincorporated organization or other entity, and shall include any successor (by merger or otherwise) of such entity.

(u)           “Preferred Shares” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company having the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions set forth in the Company’s Certificate of Designation for such Preferred Stock and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

(v)           “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(w)           “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.

(x)           “Record Date” shall have the meaning set forth in the Recitals hereof.

(y)           “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(z)           “Redemption Price” shall have the meaning set forth in the Section 23(b) hereof.

(aa)          “Right” shall have the meaning set forth in the Recitals hereof.

(bb)          “Right Certificate” shall have the meaning set forth in Section 3(a) hereof.

(cc)          “Rights Agent” shall have the meaning set forth in the first paragraph hereof.

(dd)          “Securities Act” shall mean the Securities Act of 1933, as in effect on the date in question, unless otherwise specifically provided.

(ee)         “Shares Acquisition Date” shall mean the first date of public announcement by the Company or an Acquiring Person, prior to the earlier of the Redemption Date and the Final Expiration Date, that an Acquiring Person has become such; provided, however, that, if such Person is determined not to have become an Acquiring Person pursuant to clause (z) of Subsection 1(b)(B) hereof, then no Shares Acquisition Date shall be deemed to have occurred.

(ff)           “Subsidiary” of any Person shall mean any corporation or other entity of which a (i) a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person or (ii) an amount of securities or other ownership interests having ordinary voting power sufficient to elect at least a majority of the directors or other Persons having similar functions of such corporation or other entity are at the time, directly or indirectly, beneficially owned, or otherwise controlled by such Person.

(gg)         “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(hh)         “Trading Day” shall have the meaning set forth in Section 11(d)(i).

(ii)           “Transaction” shall mean any merger, consolidation or sale of assets described in Section 13(a) hereof or any acquisition of Common Shares that would result in a Person becoming an Acquiring Person or a Principal Party.

(jj)           “Transaction Person” with respect to a Transaction shall mean (i) any Person who (x) is or will become an Acquiring Person or a Principal Party if the Transaction were to be consummated and (y) directly or indirectly proposed or nominated a director of the Company, which director is in office at the time of consideration of the Transaction, or (ii) an Affiliate or Associate of such a Person.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable, upon 10 calendar days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent.

Section 3. Issue of Right Certificates.

(a)          Until the earlier of the Close of Business on (i) the tenth calendar day after the Shares Acquisition Date (or, in the event that the Board determines on or before such tenth calendar day to effect an exchange in accordance with Section 24 and determines in accordance with Section 24(e) that a later date is advisable, such later date that is not more than 20 days after the Shares Acquisition Date) or (ii) the tenth Business Day (or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person) after the date of the commencement (determined in accordance with Rule 14d-2 under the Exchange Act) by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any Person holding Common Shares for or pursuant to the terms of any such plan) of, or after the first public announcement of the intention of any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any Person holding Common Shares for or pursuant to the terms of any such plan) to commence, a tender or exchange offer (which intention to commence remains in effect for five Business Days after such announcement), the consummation of which would result in any Person becoming an Acquiring Person (including any such date that is after the date of this Agreement and prior to the issuance of the Rights, the earlier of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced by the certificates for Common Shares (which certificates shall also be deemed to be Right Certificates) or, in the case of uncertificated shares, by the balances indicated in the book-entry account system of the transfer agent for the Common Shares (together with a transaction advise with respect to such shares), registered in the names of the holders thereof and not by separate Right Certificates, and (y) the registered holders of Common Shares shall also be the registered holders of the Rights issued with respect thereto and (z) the Rights (and the right to receive Right Certificates therefor) will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all necessary information and documents, send) by such means as the Company may select, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company or transfer agent or registrar for the Common Shares, a Right Certificate, in substantially the form of Exhibit A hereto (a “Right Certificate”), evidencing one Right for each Common Share so held, subject to the adjustment provisions of Section 11; provided, however, that the Company may implement such procedures as it deems appropriate in its sole discretion, to minimize the possibility that Rights are sent to Persons for whom the Rights would be null and void under Section 11(a)(ii) hereof. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates and the Rights will be transferable separately from the transfer of Common Shares.

The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b)          On the Record Date, or as soon as practicable thereafter, the Company will send (directly or through the Rights Agent or its transfer agent if the Rights Agent or transfer agent is directed by the Company and provided with all necessary information and documents) a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of Exhibit B hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company or transfer agent or registrar for Common Shares. With respect to certificates for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof (or, for shares participating in the direct registration system, by notations in the respective book entry accounts for the Common Shares). Until the Distribution Date (or the earlier of the Redemption Date and the Final Expiration Date), the surrender for transfer of any certificate for Common Shares outstanding on the Record Date shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

(c)          The Company shall cause certificates for Common Shares that become outstanding after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date to have impressed on, printed on, written on or otherwise affixed to them substantially the following legend:

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN INSYS THERAPEUTICS, INC., A DELAWARE CORPORATION (THE “COMPANY”), AND COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT (THE “RIGHTS AGENT”), DATED AS OF [___________], 2014, AS AMENDED FROM TIME TO TIME (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL DELIVER TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR ADDRESSED TO THE SECRETARY OF THE COMPANY. AS DESCRIBED IN THE RIGHTS AGREEMENT, RIGHTS HELD BY OR ISSUED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF, (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN RELATED PERSONS, WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, SHALL BECOME NULL AND VOID.

With respect to any book-entry Common Shares, a legend substantially similar to such legend shall be included in statements of holding. With respect to the Common Shares, until the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates or such book-entry accounts (together with the transaction advise with respect to such shares) alone, and the transfer of any Common Shares, whether by transfer of such certificate or such book-entry shares, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares that are no longer outstanding. Notwithstanding this Section 3(c), the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

(d)           Notwithstanding anything to the contrary contained herein, Common Shares and Rights (and any securities issuable on their exercise) may be issued and transferred by book-entry and not represented by physical certificates. Where Common Shares and Rights (and any securities issuable on their exercise) are held in uncertificated form, references in this Agreement to certificates shall be deemed to refer to the notations in the book entry accounts reflecting ownership of such shares and, the Company shall cooperate in all respects to give effect to the intent of the provisions contained herein.

Section 4. Form of Right Certificates.

(a)           The Right Certificates (and the form of election to purchase Preferred Shares, the form of assignment and the form of certification to be printed on the reverse thereof) shall be substantially the same as Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 7, Section 11 and Section 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the Purchase Price, but the number of such one one-hundredths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.

(b)           Any Right Certificate issued pursuant to Section 3(a) or Section 22 hereof that represents Rights that are null and void pursuant to the second paragraph of Section 11(a)(ii) hereof and any Right Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence shall contain (to the extent feasible) substantially the following legend:

THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY ARE NULL AND VOID.

The provisions of Section 11(a)(ii) hereof shall be operative whether or not the foregoing legend is contained on any such Right Certificate.

Section 5. Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Financial Officer, or its General Counsel, either manually or by facsimile signature, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent either manually or by facsimile signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such an officer before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such an officer; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

Following the Distribution Date, receipt by the Rights Agent of notice to that effect and all other relevant information referred to on Section 3(a), the Rights Agent will keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each Right Certificate and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 11(a)(ii), Section 14 and Section 24 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share (or such Common Shares of the Principal Party, if any, as shall be issuable in lieu of such one one-hundredth of a Preferred Share pursuant to Section 13(a) hereof) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. The Right Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have (i) properly completed and duly executed the certificate contained in the form of assignment set forth on the reverse side of each such Right Certificate, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any such transfer. Thereupon the Rights Agent shall, subject to Section 11(a)(ii), Section 14 and Section 24 hereof, countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested, registered in such name or names as may be designated by the surrendering registered holder. The Rights Agent shall forward any such sum collected by it to the Company or to such Persons or Persons as the Company shall specify by written notice.

Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will issue, execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)           The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Purchase Price in cash, or by certified check, cashier’s check, bank draft or money order payable to the order of the Company for each one one-hundredth of a Preferred Share (or such other number of shares or other securities) as to which the Rights are exercised, prior to the earliest of (i) the Close of Business on [____________], 2024 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof. Except for those provisions herein which expressly survive the termination of this Agreement, this Agreement shall terminate at such time as the Rights are no longer exercisable hereunder.

(b)           The purchase price for each one one-hundredth of a Preferred Share pursuant to the exercise of a Right shall initially be $[____]1 (the “Purchase Price”) and shall be subject to adjustment from time to time as provided in Section 11 and Section 13 hereof and shall be payable in lawful money of the United States of America in accordance with Section 7(c) below.

(c)           Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by certified check, cashier’s check, bank draft or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent for the Preferred Shares certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company, in its sole discretion, shall have elected to deposit the Preferred Shares issuable upon exercise of the Rights hereunder into a depository, and provides notice of such election to the Rights Agent, requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request, (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when necessary to comply with this Agreement, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue securities of the Company other than Preferred Shares (including Common Shares) of the Company pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement.

In addition, in the case of an exercise of the Rights by a holder pursuant to Section 11(a)(ii) hereof, the Rights Agent, if requested and provided with all necessary information and documents, shall return such Right Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the rights represented by such Right Certificate no longer include the rights provided by Section 11(a)(ii) hereof, and, if fewer than all the Rights represented by such Right Certificate were so exercised, the Rights Agent shall indicate on the Right Certificate the number of Rights represented thereby that continue to include the rights provided by Section 11(a)(ii) hereof.

(d)           In case the registered holder of any Right Certificate shall exercise fewer than all the Rights evidenced thereby (other than a partial exercise of rights pursuant to Section 11(a)(ii) as described in Section 7(c) hereof), a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to the duly authorized assigns of such holder, subject to the provisions of Section 14 hereof.

___________________

1 To be determined as of the date the Plan is approved.

(e)           The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with this Section 7.

(f)           Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights or other securities upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly signed the certification following the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise, (ii) tendered the Purchase Price (and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 9) to the Company in the manner set forth in Section 7(c), and (iii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or Rights Agent shall reasonably request.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if delivered or surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Availability of Preferred Shares. The Company covenants and agrees that so long as the Preferred Shares (and, after the time a Person becomes an Acquiring Person, Common Shares or any other securities) issuable upon the exercise of the Rights may be listed on any national securities exchange or quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange or quotation system upon official notice of issuance upon such exercise.

The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares (or Common Shares and other securities, as the case may be) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (or Common Shares and other securities, as the case may be) (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares or other securities.

The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares (or Common Shares and other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge that may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s or the Rights Agent’s satisfaction that no such tax or charge is due.

As soon as practicable after the Distribution Date, the Company shall use its best efforts to:

(i)      prepare and file a registration statement under the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, will use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and will use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the Redemption Date and the Final Expiration Date; and

(ii)     take such action as may be appropriate under or necessary to comply with the blue sky laws of such jurisdiction as may be necessary or appropriate in connection with the exercisability of the Rights.

The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the Distribution Date, the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension has been rescinded. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or an effective registration statement is required and shall not have been declared effective or has been suspended.

Section 10. Preferred Shares Record Date. Each Person in whose name any certificate for Preferred Shares or other securities is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares or other securities represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered with the forms of election and certification properly completed and duly executed and payment of the Purchase Price (and any applicable taxes or charges) was duly made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares or other securities transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares or other securities transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of Preferred Shares or other securities or assets covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)          (i)       In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide or split the outstanding Preferred Shares, (C) combine or consolidate the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock that, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs that would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii)     Subject to Section 24 hereof, in the event any Person becomes an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares (determined pursuant to Section 11(d) hereof) on the date such Person became an Acquiring Person; provided, however, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13 hereof, then only the provisions of Section 13 hereof shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii). In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action that would eliminate or diminish the benefits intended to be afforded by the Rights.

Notwithstanding anything in this Agreement to the contrary, from and after the time any Person becomes an Acquiring Person, any Rights beneficially owned by (i) such Acquiring Person or an Associate or Affiliate of such Acquiring Person, (ii) a transferee of such Acquiring Person (or of any such Associate or Affiliate), who becomes a transferee after the Acquiring Person became such, or (iii) a transferee of such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person’s becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or of any such Associate or Affiliate) to holders of equity interests in such transferring Person or to any Person with whom the Acquiring Person (or of any such Associate or Affiliate) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 11(a)(ii), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of the Company’s failure to make any determinations hereunder with respect to an Acquiring Person or its Affiliates, Associates or transferees. No Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be null and void pursuant to the first sentence of this paragraph or any Associate or Affiliate thereof or to any nominee of any of them; and any Right Certificate delivered to the Rights Agent for transfer to any Person whose Rights would be null and void pursuant to the first sentence of this paragraph shall be canceled or any Associate or Affiliate thereof or to any nominee of any of them shall be cancelled. The Company shall give the Rights Agent written notice of the identity of any such Person, Associate or Affiliate and the nominee of any of the foregoing promptly after it becomes aware of such identity, and the Rights Agent may rely conclusively on such notice in carrying out its duties under this Agreement. Until such written notice is received by the Rights Agent, the Rights Agent may assume conclusively for all purposes that no such Acquiring Person exists.

(iii)     In lieu of issuing Common Shares in accordance with Section 11(a)(ii) hereof, the Company may, if the Board determines that such action is necessary or appropriate and not contrary to the interests of holders of Rights, elect to (and, in the event that the Board has not exercised the exchange right contained in Section 24(c) hereof and there are not sufficient treasury shares and authorized but unissued Common Shares to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) hereof, the Company shall) take all such action as may be necessary to authorize, issue or pay, upon the exercise of the Rights, cash (including by way of a reduction of the Purchase Price), property, Common Shares, other debt or equity securities (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Shares, which the Board has deemed to have essentially the same value or economic rights as shares of Common Stock) or any combination thereof having an aggregate value equal to the value of the Common Shares that otherwise would have been issuable pursuant to Section 11(a)(ii) hereof, which aggregate value shall be determined by the Board upon consideration of the advice of a nationally recognized investment banking firm selected by the Board. For purposes of the preceding sentence, the value of the Common Shares shall be determined pursuant to Section 11(d) hereof. Following the Distribution Date, the Board may suspend the exercisability of the Rights for a period of up to 60 days following the Distribution Date to the extent that the Board has not determined whether to exercise its right of election under this Section 11(a)(iii). In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended. The Company shall promptly notify the Rights Agent in writing upon the occurrence of such suspension, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such suspension has occurred.

(b)           In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them to subscribe for or purchase Preferred Shares (or shares having the same designations and the powers, preferences and rights, and the qualifications, limitations and restrictions as the Preferred Shares (“Equivalent Preferred Shares”)) or securities convertible into Preferred Shares or Equivalent Preferred Shares at a price per Preferred Share or Equivalent Preferred Share (or having a conversion price per share, if a security convertible into Preferred Shares or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Shares on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares that the aggregate offering price of the total number of Preferred Shares and/or Equivalent Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(c)           In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving entity) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(d)           (i)       For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days immediately prior to, but not including, such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security or securities convertible into such shares and prior to, but not including, the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or the NASDAQ Stock Market or, if the Security is not listed or admitted to trading on the New York Stock Exchange or the NASDAQ Stock Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported in the OTC Bulletin Board, the Pink OTC Markets, Inc. or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board or, if on any such date no professional market maker is making a market in the Security, the price as determined in good faith by the Board. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii)     For the purpose of any computation hereunder, the “current per share market price” of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i) hereof, except that if the Preferred Shares are not publicly traded, the “current per share market price” of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) hereof (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof) multiplied by one hundred. If neither the Common Shares nor the Preferred Shares are publicly traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be set forth in a written statement filed with the Rights Agent.

(e)           No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments that by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one one-hundredth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction that requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

(f)           If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a) through Section 11(c) hereof, inclusive, and the provisions of Section 7, Section 9, Section 10, Section 13 and Section 14 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.

(g)           All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)           Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and Section 11(c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-hundredths of a Preferred Share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)            The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such suspension has occurred) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates to be so distributed shall be issued, executed, delivered and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j)            Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-hundredths of a Preferred Share that was expressed in the initial Right Certificates issued hereunder.

(k)           Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary to enable the Company to validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.

(l)            In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such election has occurred) until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m)           The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by this Agreement, take (or permit any Subsidiary to take) any action the purpose of which is to, or if at the time such action is taken it is reasonably foreseeable that the effect of such action is to, materially diminish or eliminate the benefits intended to be afforded by the Rights. Any such action taken by the Company during any period after any Person becomes an Acquiring Person but prior to the Distribution Date shall be null and void unless such action could be taken under this Section 11(m) from and after the Distribution Date.

(n)           Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the current market price, (iii) issuance wholly for cash of Preferred Shares or securities that by their terms are convertible into or exchangeable for Preferred Shares, (iv) dividends on Preferred Shares payable in Preferred Shares or (v) issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.

(o)           In the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (A) the number of one one-hundredths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-hundredths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights that each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(o) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

(p)           The exercise of Rights under Section 11(a)(ii) hereof shall only result in the loss of rights under Section 11(a)(ii) hereof to the extent so exercised and shall not otherwise affect the rights represented by the Rights under this Agreement, including the rights represented by Section 13 hereof.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event that causes Rights to become null and void) occurs as provided in Section 11 and Section 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment or describing such event, and a brief, reasonably detailed statement of the facts, computations and methodology accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 and Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any adjustment or any such event unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a)           In the event that, following the Distribution Date, directly or indirectly (x) the Company shall consolidate with, or merge with and into, any Interested Stockholder, or if in such merger or consolidation all holders of Common Shares are not treated alike, any other Person, (y) any Interested Stockholder, or if in such merger or consolidation all holders of Common Shares are not treated alike, any other Person shall consolidate with the Company, or merge with and into the Company, and the Company shall be the continuing or surviving entity of such merger (other than, in the case of either transaction described in (x) or (y), a merger or consolidation that would result in all of the voting power represented by the securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into securities of the surviving entity) all of the voting power represented by the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and the holders of such securities not having changed as a result of such merger or consolidation), or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Interested Stockholder or Interested Stockholders, or if in such transaction all holders of Common Shares are not treated alike, any other Person (other than the Company or any Subsidiary of the Company in one or more transactions each of which individually and all of which collectively do not violate Section 13(d) hereof) then, and in each such case, proper provision shall be made so that (i) each holder of a Right, subject to Section 11(a)(ii) hereof, shall have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of freely tradable Common Shares of the Principal Party, free and clear of liens, rights of call or first refusal, encumbrances or other adverse claims, as shall be equal to the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable (without taking into account any adjustment previously made pursuant to Section 11(a)(ii) hereof) and dividing that product by (B) 50% of the then current per share market price of the Common Shares of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights (including, without limitation, that the terms hereof in respect of Preferred Shares, including without limitation the adjustment provisions of Section 11 hereof, shall thereafter apply, in a manner and on terms as nearly equivalent as practicable, with respect to the Common Shares of the Principal Party).

(b)           “Principal Party” shall mean:

(i)       in the case of any transaction described in clause (x) or (y) of Section 13(a) hereof, the Person that is the issuer of any securities into which Common Shares are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to the merger or consolidation (or, if applicable, the Company, if it is the surviving entity); and

(ii)      in the case of any transaction described in clause (z) of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any case, (1) if the Common Shares of such Person are not at such time and have not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary or Affiliate of another Person the Common Shares of which are and have been so registered, “Principal Party” shall refer to such other Person; (2) if such Person is a Subsidiary, directly or indirectly, or Affiliate of more than one Person, the Common Shares of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value; and (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a “Subsidiary” of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c)           The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized Common Shares that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and each Principal Party and each other Person who may become a Principal Party as a result of such consolidation, merger, sale or transfer shall have (i) executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Section 13(a) and Section 13(b) hereof, and (ii) prepared, filed and had declared and remain effective a registration statement under the Securities Act on the appropriate form with respect to the Rights and the securities exercisable upon exercise of the Rights and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer mentioned in Section 13(a) hereof, the Principal Party at its own expense will:

(i)       cause the registration statement under the Securities Act on an appropriate form with respect to the Rights and the securities purchasable upon exercise of the Rights to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the Redemption Date and the Final Expiration Date;

(ii)      take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including but not limited to qualifying or registering the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate;

(iii)     list the Rights and the securities purchasable upon exercise of the Rights on each national securities exchange on which the Common Shares were listed prior to the consummation of such consolidation, merger, sale or transfer or, if the Common Shares were not listed on a national securities exchange prior to the consummation of such consolidation, merger, sale or transfer, on a national securities exchange; and

(iv)      deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all material respects with the requirements for registration on Form 10 under the Exchange Act (or any successor form).

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

(d)           After the Distribution Date and until the earlier of the Redemption Date and the Final Expiration Date, the Company covenants and agrees that it shall not (i) consolidate with, (ii) merge with or into, or (iii) sell or transfer to, in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries taken as a whole, any other Person (other than a Subsidiary of the Company in a transaction that does not violate Section 11(m) hereof), if (x) at the time of or after such consolidation, merger, sale or transfer there are any charter or bylaw provisions or any rights, warrants or other instruments or securities outstanding, agreements in effect or any other action taken that would diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger, sale or transfer, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such other Person shall have executed and delivered to the Rights Agent a supplemental agreement evidencing compliance with this Section 13(d).

Section 14. Fractional Rights and Fractional Shares.

(a)           The Company shall not be required to issue fractions of Rights or to distribute Right Certificates that evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or the NASDAQ Stock Market, if the Rights are not listed or admitted to trading on the New York Stock Exchange or the NASDAQ Stock Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported in the OTC Bulletin Board, the Pink OTC Markets, Inc. or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.

(b)           The Company shall not be required to issue fractions of Preferred Shares (other than fractions that are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates that evidence fractional Preferred Shares (other than fractions that are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts; provided, however, that holders of such depositary receipts shall have all of the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise; provided, however, that if the Preferred Shares are not publicly traded at the time of such exercise, the current market value of a Preferred Share shall be determined in accordance with Section 11(d)(ii) hereof for the Trading Day immediately prior to the date of such exercise.

(c)           Following the occurrence of one of the transactions or events specified in Section 11 hereof giving rise to the right to receive Common Shares or other securities (other than Preferred Shares) upon the exercise of a Right, the Company shall not be required to issue fractions of Common Shares or other securities upon exercise of the Rights or to distribute certificates that evidence fractional Common Shares or other securities. In lieu of fractional Common Shares or other securities, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Common Share or one such other security. For purposes of this Section 14(c), the current market value shall be the closing price for one Common Share or such other security, as applicable (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise; provided, however, that if such other security is not publicly traded at the time of such exercise, such security shall have the value of one one-hundredth of a Preferred Share as determined pursuant to Section 14(b) hereof.

(d)           The holder of a Right by the acceptance of the Right expressly waives any right such holder may have to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

(e)           Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 and Section 20 and any other Section hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares) and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach by the Company of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations by the Company of the obligations of any Person subject to, this Agreement. Holders of Rights shall be entitled to recover from the Company the reasonable costs and expenses, including attorneys fees, incurred by them in any successful action to enforce the provisions of this Agreement against the Company.

Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the inability of the Company or the Rights Agent to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company shall use all reasonable efforts to oppose any action for any such injunction order, judgment, decree or ruling and to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)           prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

(b)           after the Distribution Date, the Right Certificates are transferable (subject to the provisions of this Agreement) only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with all appropriate forms and certificates fully executed; and

(c)           subject to Section 6 and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses, counsel fees and expenses, and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Agreement, including the costs and expenses of defending against any claim of liability in the premises. The provisions of this Section 18 and Section 20 below shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent. The Rights Agent shall be authorized and protected and shall incur no liability for, or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder, in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have any knowledge of any event of which it was to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice.

Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or document or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)           The Rights Agent may consult with legal counsel of its choice (who may be legal counsel for the Company or an employee of the Rights Agent or otherwise), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for in respect of any action taken, suffered or omitted to be taken by it in good faith in accordance with such advice or opinion.

(b)           Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including without limitation, the identity of an Acquiring Person and the determination of the current per share market price of any security) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in good faith under the provisions of this Agreement in reliance upon such certificate.

(c)           The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent.

(d)           The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)           The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11(a)(ii) hereof) or any change or adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, Section 11, Section 13, Section 23 or Section 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate pursuant to Section 12, upon which the Rights Agent may rely, hereof describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f)           The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)           The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for or in respect of any action taken, suffered or omitted to be taken by it in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by it from any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken or suffered by or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted to be taken.

(h)           If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been completed, not executed or has been altered, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(i)            The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any such stockholder, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other Person.

(j)            The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence or bad faith in the selection and continued employment thereof (which gross negligence or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

(k)           No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent) or in the exercise of its rights if it reasonably believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent for the Common Shares or Preferred Shares known to the Rights Agent by registered or certified mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent for the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (which holder shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a Person organized and doing business under the laws of the United States or of any state of the United States that is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and that has, along with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (b) an Affiliate of such Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent for the Common Shares or Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date, the Company (a) shall with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement in existence prior to the Distribution Date, or upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company and in existence prior to the Distribution Date, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) the Company shall not be obligated to issue any such Right Certificates if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption.

(a)           The Rights may be redeemed by action of the Board pursuant to Section 23(b) hereof and shall not be redeemed in any other manner.

(b)           (i)       The Board may, at its option, at any time prior to the earlier of (A) such time as any Person becomes an Acquiring Person, or (B) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”), and the Company may, at its option, pay the Redemption Price in Common Shares (based on the “current per-share market price,” as such term is defined in Section 11(d) hereof, of the Common Shares at the time of redemption), cash or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable pursuant to Section 11(a)(ii) hereof prior to the expiration or termination of the Company’s right of redemption under this Section 23(b)(i).

(ii)     In addition, the Board may, at its option, at any time after the time a Person becomes an Acquiring Person but prior to any event described in clause (x), (y) or (z) of the first sentence of Section 13 hereof, redeem all but not less than all of the then outstanding Rights at the Redemption Price (x) in connection with any merger, consolidation or sale or other transfer (in one transaction or in a series of related transactions) of assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) in which all holders of Common Shares are treated alike and not involving (other than as a holder of Common Shares being treated like all other such holders) an Interested Stockholder or a Transaction Person or (y)(A) if and for so long as such Acquiring Person is not thereafter the Beneficial Owner of 15% (20% in the case of a Passive Institutional Investor) or more of the then outstanding Common Shares, and (B) at the time of redemption no other Persons are Acquiring Persons.

(c)           Immediately upon the action of the Board ordering the redemption of the Rights pursuant to Section 23(b) hereof, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption (with prompt written notice thereof to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such redemption has occurred); provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board ordering the redemption of the Rights pursuant to Section 23(b) hereof, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares, provided, however, that failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner (i) other than that specifically set forth in this Section 23 or in Section 24 hereof, or (ii) other than in connection with the purchase of Common Shares prior to the Distribution Date.

(d)           Notwithstanding Section 23(c) hereof, the Company may, at its option, discharge all of its obligations with respect to any redemption of the Rights by (i) issuing a press release announcing the manner of redemption of the Rights (with prompt written notice thereof to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such discharge has occurred) and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares, and upon such action, all outstanding Right Certificates shall be null and void without any further action by the Company. In the event the Company elects to discharge all of its obligations with respect to any redemption of Rights by mailing payment of the Redemption Price to the registered holders of the Rights as set forth in the preceding sentence, the dollar amount sent to each such registered holder representing the full Redemption Price to which such registered holder is entitled shall be rounded up to the nearest whole cent.

Section 24. Exchange.

(a)           The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any Person holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

(b)           Immediately upon the action of the Board ordering the exchange of any Rights pursuant to Section 24(a) hereof and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice thereof to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such exchange has occurred); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c)           Following the action of the Board ordering the exchange of any Rights pursuant to Section 24(a) hereof, the Company may implement such procedures in its sole discretion as it deems appropriate for the purpose of ensuring that the Common Shares (or such other consideration) issuable upon an exchange pursuant to this Section 24 not be received by holders of Rights that have become null and void pursuant to the second paragraph of Section 11(a)(ii) hereof. In furtherance hereof, if so directed by the Company, Common Shares (or other consideration) potentially issuable to holders of Rights upon an exchange pursuant to this Section 24, who have not verified to the satisfaction of the Company, in its sole discretion, that they are not Acquiring Persons or other Persons holding Rights that have become null and void, may be deposited in a trust established by the Company pending receipt of appropriate verification.

(d)           In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Shares (or Equivalent Preferred Shares) for Common Shares exchangeable for Rights, at the initial rate of one one-hundredth of a Preferred Share (or Equivalent Preferred Share) for each Common Share, as appropriately adjusted to reflect stock splits, stock dividends and other similar transactions after the date hereof.

(e)           In lieu of issuing Common Shares in accordance with Section 24(a) hereof, the Company may, if the Board determines that such action is necessary or appropriate and not contrary to the interests of the holders of Rights, elect to (and, in the event that there are not sufficient treasury shares and authorized but unissued Common Shares to permit any exchange of the Rights in accordance with Section 24(a) hereof, the Company shall) take all such action as may be necessary to authorize, issue or pay, upon the exchange of the Rights, cash, property, Common Shares, other securities or any combination thereof having an aggregate value equal to the value of the Common Shares that otherwise would have been issuable pursuant to Section 24(a) hereof, which aggregate value shall be determined by the Board upon consideration of the advice of a nationally recognized investment banking firm selected by the Board. For purposes of the preceding sentence, the value of the Common Shares shall be determined pursuant to Section 11(d) hereof. Following the Distribution Date, the Board may suspend the exercisability of the Rights for a period of up to 60 days following the Distribution Date to the extent that the Board has not determined whether to exercise the right of exchange under this Section 24(e). In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended (with prompt written notice thereof to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such suspension has occurred).

(f)           The Company shall not be required to issue fractions of Common Shares or to distribute certificates that evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this Section 24(f), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately after the date of the first public announcement by the Company that an exchange is to be effected pursuant to this Section 24.

Section 25. Notice of Certain Events. In case the Company shall propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole), to any other Person or Persons (other than the Company and/or any of its Subsidiaries in on or more transactions), (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to the Rights Agent and (to the extent practicable) each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purpose of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or the Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or the Preferred Shares, whichever shall be the earlier.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Insys Therapeutics, Inc.

444 South Ellis Street

Chandler, AZ 85224

Attention: General Counsel

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.
211 Quality Circle
Suite 210
College Station, TX 77842-3170

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. Prior to the Distribution Date, the Company may (and the Rights Agent shall, upon request of the Company), supplement or amend any provision of this Agreement without the approval of any holders of the Rights. From and after the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, from time to time supplement or amend any provision of this Agreement without the approval of any holders of Right Certificates in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, (iii) change any other provisions with respect to the Rights that the Company may deem necessary or desirable or (iv) shorten or lengthen any time period hereunder; provided, however, that no such supplement or amendment shall be made that would adversely affect the interests of the holders of Rights (other than the interests of an Acquiring Person or its Affiliates or Associates). Any supplement or amendment adopted during any period after any Person has become an Acquiring Person but prior to the Distribution Date shall be null and void unless such supplement or amendment could have been adopted by the Company from and after the Distribution Date. Any and all such supplements or amendments shall be evidenced by a writing signed by the Company and the Rights Agent. Upon delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Shares.

Section 28. Determination and Actions by the Board of Directors, Etc. For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares or any other securities of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) under the Exchange Act as in effect on the date of this Agreement. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board, or the Company, or as may be necessary or advisable in the administration of this Agreement, including without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Rights Agent and the holders of the Rights, and (y) not subject the Board to any liability to the holders of the Rights. The Rights Agent is entitled always to assume the Company’s Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 29. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders, of the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated (if earlier expired) and (without regard to whether earlier expired) shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board. Notwithstanding any other term of this Agreement, if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.

Section 32. Governing Law. This Agreement, the Rights and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and performed entirely within such State.

Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 35. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Insys Therapeutics, Inc.		Computershare Trust Company, N.A.

By:	By:
Name:	Name:
Title:	Title:

[Signature Page to Rights Agreement]

Exhibit A

FORM OF

RIGHT CERTIFICATE

(Exhibit A to Rights Agreement)

Certificate No. R-	_____ Rights

NOT EXERCISABLE AFTER [______], 2024, OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO AMENDMENT AND EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.

RIGHT CERTIFICATE
Insys Therapeutics, Inc.

This certifies that ___________________ or his, her or its registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of [_______], 2014 (the “Rights Agreement”), between Insys Therapeutics, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A. (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m., New York time, on [_________], 2024 at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-hundredth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company, at a purchase price of $___2 per one one-hundredth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of [_________], 2014, based on the Preferred Shares as constituted at such date.

From and after the time any Person becomes an Acquiring Person, (as such terms are defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee after the Acquiring Person becomes such, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee prior to or concurrently with the Acquiring Person becoming such, such Rights shall become null and void without any further action and no holder hereof shall have any right with respect to such Rights from and after the time any Person becomes an Acquiring Person.

As provided in the Rights Agreement, the Purchase Price and the number of one one-hundredths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, as amended from time to time, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned offices of the Rights Agent.

________________________

2 NTD: To be set at the time the Rights Agreement is adopted by the Board.

This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s Common Stock, par value $0.0002145 per share, or, upon circumstances set forth in the Rights Agreement, cash, property or other securities of the Company, including fractions of a share of Preferred Stock.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredths of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

Witness the facsimile signature of the proper officers of the Company effective as of _____________, 20__.

Attest:		Insys Therapeutics, Inc.

By:
Name:	Name:
Title:	Title:

Countersigned:

Computershare Trust Company, N.A.,

as Rights Agent

By:
Authorized Signature

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate.)

For Value Received ______________________________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

_____________________________________________________________________ this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: ____________________

_____________________________________________

Signature

Signature Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

---------------------------------------------------------------

The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement); and (2) after due inquiry and to the best of the knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof.

_____________________________________________

Signature

Form of Reverse Side of Right Certificate

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise
Rights represented by the Right Certificate.)

To Computershare Trust Company, N.A.:

The undersigned hereby irrevocably elects to exercise ___________________________ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert social security

or other identifying number: ______________

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number: ______________

(Please print name and address)

Dated: _________________

_____________________________________________

Signature

Signature Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

---------------------------------------------------------------

The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not beneficially owned by nor are they being exercised on behalf of an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement); and (2) after due inquiry and to the best of the knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof.

_____________________________________________

Signature

---------------------------------------------------------------

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

Exhibit B

SUMMARY OF RIGHTS TO PURCHASE
PREFERRED SHARES

(Exhibit B to Rights Agreement)

On [_________], 2014, the Board of Directors of the Company declared, contingent upon approval by the stockholders of Insys Therapeutics, Inc. (the “Company”) at the 2014 Annual Meeting of Stockholders of the Company, a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.0002145 per share (the “Common Shares”), of the Company. The dividend is effective as of April 8, 2014 (the “Record Date”) with respect to the stockholders of record on that date. The Rights will also attach to new Common Shares issued after the Record Date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company at a price of $[___]3 per one one-hundredth of a Preferred Share (the “Purchase Price”), subject to adjustment. Each Preferred Share is designed to be the economic equivalent of 100 Common Shares. The description and terms of the Rights are set forth in a Rights Agreement dated as of [_________], 2014 (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A. (the “Rights Agent”).

Detachment and Transfer of Rights

Initially, the Rights will be evidenced by the stock certificates representing Common Shares then outstanding and no separate Right Certificates will be distributed. Until the earlier to occur of (i) ten calendar days after a public announcement that a person or group of affiliated or associated persons, has become an “Acquiring Person” (as such term is defined in the Rights Agreement) or (ii) 10 business days (or such later date as the Board may determine) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer which would result in the beneficial ownership by an Acquiring Person of 15% or more of the outstanding Common Shares (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate. In general, an “Acquiring Person” is a person, the affiliates or associates of such person, or a group, which has acquired beneficial ownership of 15% (20% in the case of a passive institutional investor) or more of the outstanding Common Shares; provided that certain “Excluded Stockholders” as defined in the Rights Agreement may have greater beneficial ownership without becoming an “Acquiring Person”. Beneficial ownership of the Common Shares is generally determined consistent with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, which determines beneficial ownership of securities under the federal securities laws, except that derivative interests in the Common Shares, such as swap arrangements that do not carry with them the right to control voting or disposition of the underlying securities, are also considered beneficial ownership of the underlying Common Shares.

The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights) the surrender or transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

___________________

3 To be set at the time the Rights Agreement is adopted by the Board.

Exercisability of Rights

The Rights are not exercisable until the Distribution Date. The Rights will expire on [_________], 2024 (the “Final Expiration Date”), unless amended, unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable or payable, upon exercise of the Rights are subject to anti-dilution adjustments from time to time. The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares, or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredths of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

Terms of Preferred Shares

Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary anti-dilution provisions. Because of the nature of the Preferred Shares’ dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share. The Preferred Shares would rank junior to any other series of the Company’s preferred stock.

Trigger of Flip-In and Flip-Over Rights

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person or any affiliate or associate thereof (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right. This right will commence on the date of public announcement that a person has become an Acquiring Person.

In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold to an Acquiring Person, its affiliates or associates or certain other persons in which such persons have an interest, proper provision will be made so that each such holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

Redemption and Exchange of Rights

At any time prior to the earliest of (i) the time a person becomes an Acquiring Person, or (ii) the Final Expiration Date, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). In general, the redemption of the Rights may be made effective at such time on such basis with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

At any time after any person becomes an Acquiring Person and prior to the acquisition by such person of 50% or more of the outstanding Common Shares, the Board may exchange the Rights (other than Rights owned by an Acquiring Person or its affiliate or associate that will have become void), in whole or in part, at an exchange ratio of one Common Share, or, under circumstances set forth in the Rights Agreement, cash, property or other securities of the Company, including fractions of a Preferred Share (or of a share of another class or series of the Company’s preferred stock), per Right (with a value equal to such Common Shares).

Amendment of Rights

The Rights Agreement and the terms of the Rights generally may be amended by the Board without the consent of the holders of the Rights, except that from and after such time as any person becomes an Acquiring Person, no such amendment may adversely affect the interests of the holders of the Rights (excluding the interest of any Acquiring Person).

Additional Information

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K dated [________], 2014. A copy of the Rights Agreement is available from the Company by writing to: Insys Therapeutics, Inc., 444 South Ellis Street, Chandler, Arizona, 85224, Attention: General Counsel. This summary description of the Rights is not intended to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

APPENDIX B

FORM OF

CERTIFICATE OF DESIGNATION

OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

(Pursuant to Section 151 of the

Delaware General Corporation Law)

Insys Therapeutics, Inc., a Delaware corporation (the “Company”), does hereby certify that pursuant to the provisions of Section 151(g) of the Delaware General Corporation Law (the “DGCL”), the Board of Directors of the Company (the “Board”), at a meeting duly called and held on May 6, 2014, duly adopted the following resolution, which resolution remains in full force and effect as of the date hereof:

Whereas, the Board is authorized pursuant to the Restated Certificate of Incorporation of the Company, as amended (the “Certificate”), and Section 151(g) of the DGCL to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption, redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock of the Company (the “Preferred Stock”), and to establish from time to time the number of shares constituting any such series and the designation thereof;

Now, Therefore, Be It Resolved, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate, the Board hereby sets forth the designation, powers, preferences, rights, qualifications, limitations and restrictions of a class of junior preferred stock, and fixes the relative powers, preferences and rights, and the qualifications, limitations and restrictions thereof (in addition to the provisions set forth in the Certificate that are applicable to the Preferred Stock of all series), as follows:

Series A Junior Participating Preferred Stock:

Section 1.     Designation and Amount. 500,000 shares of Preferred Stock, $0.001 par value, are designated “Series A Junior Participating Preferred Stock” with the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions specified herein (the “Junior Preferred Stock”). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Junior Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Junior Preferred Stock.

Section 2.     Dividends and Distributions.

(A)         Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Junior Preferred Stock with respect to dividends, the holders of shares of Junior Preferred Stock, in preference to the holders of shares of the Company’s Common Stock, par value $0.0002145 per share (the “Common Stock”), of the Company, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first business day of April, July, October and January in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Junior Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Junior Preferred Stock. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)         The Company shall declare a dividend or distribution on the Junior Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Junior Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C)          Dividends shall begin to accrue and be cumulative on outstanding shares of Junior Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Junior Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Junior Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Junior Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Section 3.     Voting Rights. The holders of shares of Junior Preferred Stock shall have the following voting rights:

(A)         Subject to the provision for adjustment hereinafter set forth, each share of Junior Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)         Except as otherwise provided herein, in any other Certificate of Designation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Junior Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

(C)         Except as set forth herein, or as otherwise provided by law, holders of Junior Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.     Certain Restrictions.

(A)         Whenever quarterly dividends or other dividends or distributions payable on the Junior Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Junior Preferred Stock outstanding shall have been paid in full, the Company shall not:

(i)        declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock;

(ii)      declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except dividends paid ratably on the Junior Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)     redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Junior Preferred Stock; or

(iv)      redeem or purchase or otherwise acquire for consideration any shares of Junior Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)         The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.     Reacquired Shares. Any shares of Junior Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Restated Certificate of Incorporation, or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 6.     Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Company, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock unless, prior thereto, the holders of shares of Junior Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Junior Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except distributions made ratably on the Junior Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7.     Consolidation, Merger, Etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Junior Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Junior Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.     No Redemption. The shares of Junior Preferred Stock shall not be redeemable.

Section 9.     Rank. The Junior Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Company’s Preferred Stock.

Section 10.   Amendment. The Amended and Restated Certificate of Incorporation of the Company (including without limitation the Certificate of Designation in respect of the Junior Preferred Stock) shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Junior Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Junior Preferred Stock, voting together as a single class.

In Witness Whereof, the undersigned have executed this Certificate of Designation as of [_________], 2014.

INSYS THERAPEUTICS, INC.

By:
Name:
Title

APPENDIX C

PROPOSED AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

Insys therapeutics, INC.

Insys Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

First:        The name of this corporation is Insys Therapeutics, Inc.

Second:    The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 15, 1990, under the name Oncomed, Inc.

Third:       The Certificate of Incorporation of said corporation shall be amended and restated to read in full as follows:

I.

The name of this corporation is Insys Therapeutics, Inc. (the “Company”).

II.

The address of the registered office of the Company in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware, 19801 and the name of the registered agent of the Company in the State of Delaware at such address is The Corporation Trust Company.

III.

The purpose of the Company is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law (the “DGCL”).

IV.

A.

The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 110,000,000 shares. 100,000,000 shares shall be Common Stock, each having a par value of $0.01. 10,000,000 shares shall be Preferred Stock, each having a par value of $0.001.

B.

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Company (the “Board of Directors”) is hereby expressly authorized to provide for the issue of any or all of the unissued and undesignated shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Company entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

C.

Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Company for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”) (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together as a class with the holders of one or more other series of Preferred Stock, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

V.

For the management of the business and for the conduct of the affairs of the Company, and in further definition, limitation and regulation of the powers of the Company, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

A.

The management of the business and the conduct of the affairs of the Company shall be vested in its Board of Directors. The number of directors that shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors constituting the Board of Directors.

B.

Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes at the time the classification becomes effective. At the first annual meeting of stockholders following the initial classification of the Board of Directors, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following such initial classification, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following such initial classification, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

Notwithstanding the foregoing provisions of this section, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

C.

Subject to the rights of any series of Preferred Stock that may be designated from time to time to elect additional directors under specified circumstances, neither the Board of Directors nor any individual director may be removed without cause. Subject to any limitation imposed by law, any individual director or directors may be removed with cause by the affirmative vote of the holders of at least 66 2/3% of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors, voting together as a single class.

D.

Subject to the rights of the holders of any series of Preferred Stock that may be designated from time to time, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

E.

Subject to the rights of the holders of any series of Preferred Stock that may be designated from time to time, the Board of Directors is expressly empowered to adopt, amend or repeal the Amended and Restated Bylaws of the Company (the “Bylaws”). Any adoption, amendment or repeal of the Bylaws by the Board of Directors shall require the approval of a majority of the authorized number of directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws, subject to any restrictions which may be set forth in this Certificate of Incorporation (including any certificate of designation that may be filed from time to time); provided, however, that, in addition to any vote of the holders of any class or series of stock of the Company required by law or by this Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally at an election of directors, voting together as a single class.

F.	The directors of the Company need not be elected by written ballot unless the Bylaws so provide.

G.

No action shall be taken by the stockholders of the Company except at an annual or special meeting of stockholders called in accordance with the Bylaws. No action shall be taken by the stockholders of the Company by written consent or electronic transmission.

H.

Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Company shall be given in the manner provided in the Bylaws.

VI.

A.

The liability of a director of the Company for monetary damages shall be eliminated to the fullest extent under applicable law. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated to the fullest extent permitted by the DGCL, as so amended.

B.

Any repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

VII.

A.

The Company reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in Section B of this Article VII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

B.

Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Company required by law or by this Certificate of Incorporation or any certificate of designation filed with respect to a series of Preferred Stock that may be designated from time to time, subject to the rights of the holders of any series of Preferred Stock, the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI or VII of this Certificate of Incorporation.

* * * *

Fourth:     This Amended and Restated Certificate of Incorporation has been duly approved by the Board of Directors of the Company.

Fifth:         This Amended and Restated Certificate of Incorporation was approved by the holders of the requisite number of shares of said corporation in accordance with Section 216 of the DGCL. This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL by the stockholders of the Company.

In Witness Whereof, Insys Therapeutics, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer in Chandler, Arizona, this __th day of __________, 2014.

Insys Therapeutics, Inc.

Michael Babich
President and Chief Executive Officer

[PRELIMINARY COPY OF PROXY CARD; SUBJECT TO COMPLETION]

INSYS THERAPEUTICS, INC.

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 6, 2014.

Vote by Internet

- Go to **www.investorvote.com/INSY**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposals 2 – 5.

1. To elect two Class I directors nominated by our board of directors, each for a three year term expiring at the annual meeting of stockholders to be held in 2017 or until his successor has been duly elected and qualified or until the earlier of his death, resignation or removal.

Nominee	For	Withhold
01 - Steven J. Meyer	☐	☐
02 - Brian Tambi	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 JNT

1 U P X 1 9 6 1 7 7 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01TNPC

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Insys Therapeutics, Inc.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS — May 6, 2014

I appoint Michael L. Babich, Darryl S. Baker and Franc Del Fosse, individually and together, proxies will full power of substitution, to vote all my shares of common stock of Insys Therapeutics, Inc. (the "Company") which I have the power to vote at the Annual Meeting of Stockholders to be held at the Scottsdale Plaza Resort, 7200 N. Scottsdale Rd., Scottsdale, AZ 85253 at 11:00 a.m., local time on May 6, 2014, and at any adjournments or postponements of the meeting. I revoke any proxy previously given and acknowledge that I may revoke this proxy prior to its exercise.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE INDICATED, THE SHARES WILL BE VOTED AS FOLLOWS: (1) "FOR" THE ELECTION OF EACH CLASS I DIRECTOR NOMINEE NOMINATED BY THE BOARD; (2) "FOR" APPROVAL OF THE ADOPTION OF THE STOCKHOLDER RIGHTS PLAN; (3) "FOR" THE RATIFICATION OF THE SELECTION BY OUR AUDIT COMMITTEE OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014; (4) "FOR" THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 100,000,000; AND (5) "FOR" THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO ESTABLISH A PAR VALUE FOR THE COMPANY'S COMMON STOCK OF $0.01 PER SHARE. The proxies may vote according to their discretion on any other matter which may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE OTHER SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

(Items to be voted appear on reverse side.)